Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

Quarter Ended September 30, 2004

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; possible future downgrades in our credit ratings; property ownership / management risks; the level and volatility of interest rates; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, which discuss these and other factors that could adversely affect the Company’s results.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended September 30, 2004

Table of Contents

Third Quarter Review / Shareholder Information

Financial Review

Balance Sheets
Income Statements
Funds from Operations / Capital Expenditures
Selected Financial Ratios / Data
Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure
Summary of Outstanding Debt
Debt Maturity Schedule / Debt Covenant Compliance Ratios

Activity Review

2004 Acquisitions
2004 Dispositions and Transfers To Joint Ventures
Current Redevelopment / Outparcel Development Activities

Portfolio Review

Property Type Summary

Properties by State / Region
Same Property NOI Analysis
Top Ten Tenants
New Lease Summary
Lease Expiration Schedule
Property Portfolio

Appendix

Summary of Joint Venture Projects
Joint Venture Projects - Acquisition Activity
Joint Venture Projects - Disposition Activity

Third Quarter Review / Shareholder Information

New Plan Excel Realty Trust, Inc. is one of the nation’s largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers. The Company operates as a self-administered and self-managed REIT, with a national portfolio of 403 properties, including 24 properties held through joint ventures, and total assets of approximately $3.8 billion. Its properties are strategically located across 35 states and include 381 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 55.6 million square feet of gross leasable area, and 22 related retail real estate assets, with approximately 1.8 million square feet of gross leasable area.

Third Quarter Review

Financial Review

•                  On July 12, 2004, Fitch Ratings initiated coverage of the Company by assigning a BBB+ rating to its outstanding senior unsecured notes and a BBB rating to the Company’s preferred stock. The rating outlook is stable.

•                  On August 23, 2004, the Company sold 2,000,000 of its common shares in a public offering.  The net proceeds of the offering were approximately $50 million and were used to repay a portion of the borrowings under the Company’s $350 million revolving credit facility and in turn fund current and potential opportunistic acquisitions, as well as ongoing redevelopment efforts.

Activity Review

•                  During the third quarter of 2004, the Company acquired, including through co-investments with its joint venture partners, six shopping centers and the remaining 50 percent interest in a shopping center in which the Company owned the other 50 percent interest. The shopping centers totaled approximately 1.2 million square feet and were acquired for an aggregate of approximately $117.2 million.  During the first nine months of 2004, the Company acquired, including through co-investments with its joint venture partners, an aggregate of 14 shopping centers, the remaining 50 percent interest in two shopping centers both in which the Company owned the other 50 percent interest and two land parcels for an aggregate of approximately $344.8 million.  The shopping centers totaled approximately 3.0 million square feet and the land parcels totaled approximately 24 acres.  Acquisitions completed during the third quarter are summarized below:

•                  On July 2, 2004, CA New Plan Venture Fund, the Company’s joint venture with a major U.S. pension fund, acquired Stone Mountain Festival, a 347,217 square foot shopping center located in Stone Mountain, Georgia (a suburb of Atlanta), for $19.5 million, of which approximately $14.4 million was funded through a draw under the joint venture’s line of credit.  The property is currently under redevelopment with the expansion of its Wal-Mart anchor to a Wal-Mart Supercenter.

•                  On July 22, 2004, the Company acquired Starlite Plaza, a 222,450 square foot shopping center located in Sylvania, Ohio (a suburb of Toledo) and anchored by Farmer Jack, for $16.8 million.

•                  On July 22, 2004, NP/I&G Institutional Retail Company, LLC, the Company’s joint venture with JPMorgan Fleming Asset Management, acquired Village Shoppes of Flowery Branch, a 92,985 square foot shopping center located in Flowery Branch, Georgia (a suburb of Atlanta) and anchored by Publix, for approximately $13.8 million, including approximately $10.4 million of assumed mortgage indebtedness.

•                  On August 19, 2004, the Company acquired Hillside Village Center, a 97,536 square foot shopping center located in Smithtown, New York (on Long Island), for approximately $16.8 million, including approximately $4.4 million of assumed mortgage indebtedness.  The property is currently under redevelopment.

•                  On August 26, 2004, the Company acquired Annex of Arlington, a 197,328 square foot shopping center located in Arlington Heights, Illinois (a suburb of Chicago) and anchored by Barnes & Noble, PetsMart, Sports Authority and Trader Joe’s, for $27.2 million, including approximately $17.9 million of assumed mortgage indebtedness.

•                  On September 1, 2004, the Company acquired Marketplace, a 186,851 square foot shopping center located in Tulsa, Oklahoma and anchored by CompUSA, Drysdale’s, Oshman’s and PetsMart, for $18.0 million, consisting of the issuance of $8.8 million of limited partner units in a partnership controlled by the Company and approximately $9.2 million of assumed mortgage indebtedness.

•                  On September 1, 2004, the Company purchased the remaining 50 percent interest in The Market at Preston Ridge, increasing the Company’s ownership interest to 100 percent.  The purchase price for the acquisition was approximately $5.2 million.  The Market at Preston Ridge, a 50,326 square foot shopping center anchored by CompUSA, is located in Frisco, Texas adjacent to The Centre at Preston Ridge, a community shopping center owned by a joint venture in which the Company has a 25 percent interest.

•                  During the third quarter of 2004, the Company generated an aggregate of approximately $18.1 million of proceeds through the sale of four properties and one outparcel.  Properties sold during the quarter include a 10,069 square foot single tenant Rite Aid located in East Albany, Georgia; a 34,019 square foot single tenant Kroger located in East Albany, Georgia; New Port Richey Center, a 43,441 square foot single tenant building located in New Port Richey, Florida; Factory Merchants Barstow, a 329,110 square foot factory outlet center located in Barstow, California; and a one-acre outparcel at Kimball Crossing located in Kimball, Tennessee.  In the first nine months of 2004, the Company generated an aggregate of approximately $52.5 million of proceeds through the culling of non-core and non-strategic properties, the disposition of certain properties held through joint ventures and the transfer of one property to a joint venture.

Portfolio Review

•                  At the end of the third quarter, the gross leasable area (GLA) for the Company’s total stabilized community and neighborhood shopping centers, including its pro rata share of joint venture projects, was approximately 93.5 percent leased.  The GLA for the Company’s total portfolio, including its pro rata share of joint venture projects (Total Portfolio), was approximately 92.0 percent leased at September 30, 2004.  The average annual base rent (ABR) at September 30, 2004 for the total portfolio was $8.10 per leased square foot.  During the quarter, 158 new leases, aggregating approximately 999,000 square feet, were signed at an average ABR of $8.70 per square foot.  Also during the quarter, 186 renewal leases, aggregating approximately 782,000 square feet, were signed at an average ABR of $9.47 per square foot, an increase of approximately 7.2 percent over the expiring leases.  In total, 481 new leases, aggregating approximately 2.9 million square feet, were signed during the first nine months of 2004 at an average ABR of $9.13 per square foot and 567 renewal leases, aggregating approximately 2.3 million square feet, were signed at an average ABR of $10.08 per square foot, an increase of approximately 6.6 percent over the expiring leases.

Shareholder Information

Corporate Headquarters

New Plan Excel Realty Trust, Inc.

1120 Avenue of the Americas

New York, NY  10036

Phone:  212-869-3000

Fax:  212-869-3989

www.newplan.com

Exchange Listing

New York Stock Exchange

Common stock:  NXL

Series E preferred stock:  NXLprE

Senior Unsecured Debt Ratings

Fitch:  BBB+

Moody’s:  Baa2

Standard & Poor’s:  BBB

Quarterly Results

The Company expects to announce quarterly results as follows:

Fourth quarter and Year-end 2004: February 24, 2005

First quarter 2005: May 5, 2005

Second quarter 2005: August 4, 2005

Third quarter 2005: October 27, 2005

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

EquiServe Trust Company, N.A.

P.O. Box 43010

Providence, RI  02940-3010

Phone:  800-730-6001

www.equiserve.com

Corporate Communications Department

Shareholders seeking financial and operating information may contact:

Stacy Lipschitz

Senior Vice President - Corporate Communications

Phone:  212-869-3000

Fax:  212-869-3989

E-mail:   corporatecommunications@newplan.com

The unaudited financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet website at www.sec.gov.  In addition, these reports are available on the Company’s Internet website at www.newplan.com, under Investor Information; Financial Reports.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Balance Sheets

(Unaudited, in thousands)

	As Of
	09/30/04	06/30/04	03/31/04	12/31/03
Assets:
Land	$889,054	$871,903	$860,902	$832,479
Buildings and improvements	3,040,710	2,965,010	2,905,433	2,822,138
Less: accumulated depreciation and amortization	(410,487)	(397,661)	(374,243)	(360,580)
Net real estate	3,519,277	3,439,252	3,392,092	3,294,037
Real estate held for sale	6,696	15,088	49,666	17,668
Cash and cash equivalents	8,980	12,524	12,012	5,328
Restricted cash (1)	21,788	16,611	16,940	23,463
Marketable securities	3,084	2,756	3,038	2,915
Receivables
Trade, net of allowance for doubtful accounts of (September 30, 2004- $21,286, June 30, 2004- $17,329, March 31, 2004- $17,346, December 31, 2003- $16,950)	31,443	37,279	39,929	42,713
Deferred rent, net of allowance of (September 30, 2004- $4,085, June 30, 2004- $4,562, March 31, 2004- $5,128, December 31, 2003- $5,445)	29,947	28,020	26,258	24,806
Other	19,129	19,482	14,518	12,530
Mortgages and notes receivable (2)	9,406	950	974	39,637
Prepaid expenses and deferred charges	45,805	45,699	37,929	35,320
Investments in / advances to unconsolidated ventures (3)	28,510	28,523	38,615	38,958
Intangible assets (4)	32,157	29,414	30,144	3,201
Other assets (5)	20,742	21,173	23,036	18,020
TOTAL ASSETS	$3,776,964	$3,696,771	$3,685,151	$3,558,596
Liabilities:
Mortgages payable, including unamortized premium of (September 30, 2004- $15,623, June 30, 2004- $15,210, March 31, 2004- $15,990, December 31, 2003- $16,965)	$581,190	$553,122	$578,622	$558,278
Notes payable, net of unamortized discount of (September 30, 2004- $4,961, June 30, 2004- $5,199, March 31, 2004- $3,834, December 31, 2003- $3,116)	1,045,930	1,043,753	1,050,346	898,164
Credit facilities	268,000	281,000	221,000	291,000
Capital leases	28,318	28,401	28,482	28,562
Dividends payable	47,568	46,622	46,538	45,695
Other liabilities (6)	116,305	92,321	103,151	102,793
Tenant security deposits	11,068	10,675	10,412	10,096
TOTAL LIABILITIES	2,098,379	2,055,894	2,038,551	1,934,588
Minority interest in consolidated partnership and joint ventures	33,294	23,973	23,788	37,865
Stockholders’ equity:
Preferred stock	193	10	10	10
Common stock	1,025	1,002	1,000	979
Additional paid-in capital	1,999,182	1,944,150	1,938,862	1,889,773
Accumulated other comprehensive income	(5,016)	4,256	449	2,785
Less: accumulated distributions in excess of net income	(350,093)	(332,514)	(317,509)	(307,404)
TOTAL STOCKHOLDERS’ EQUITY	1,645,291	1,616,904	1,622,812	1,586,143
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,776,964	$3,696,771	$3,685,151	$3,558,596

(1) Consists primarily of cash held in escrow accounts as required by certain loan agreements.

(2) Balance as of September 30, 2004 includes an approximately $8.5 million purchase money note issued in connection with the sale of Factory Merchants Barstow.  Balance as of December 31, 2003 includes a $26.4 million mortgage loan made to NP/I&G Institutional Retail Company, LLC, a joint venture in which the Company has an interest, issued in connection with the joint venture’s acquisition of DSW Plaza at Lake Grove on November 25, 2003.  Also includes a $12.2 million mortgage loan made to First Westport Properties on June 18, 2003 in connection with First Westport Properties’ acquisition of New Britain Village Square. These loans were repaid in full during the first quarter of 2004.

(3) Represents direct equity investments in Arapahoe Crossings, LP, CA New Plan Venture Fund, NP/I&G Institutional Retail Company, LLC, The Centre at Preston Ridge and undeveloped land parcels in Frisco, Texas.

(4) Represents the value of intangible assets allocated in accordance with SFAS 141.

(5) Other assets include: deposits, real estate tax escrow and furniture and fixtures.

(6) Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Income Statements

(Unaudited, in thousands, except per share amounts)

	Three Months Ended						Twelve Months Ended
	09/30/04	06/30/04	03/31/04	09/30/03	06/30/03	03/31/03	12/31/03
Rental Revenues:
Rental income	$98,309	$96,335	$96,006	$92,559	$91,589	$91,389	$367,040
Percentage rents	1,359	1,418	2,643	1,260	1,906	1,651	6,968
Expense reimbursements	23,320	24,699	26,038	23,125	25,632	25,674	99,532
TOTAL RENTAL REVENUES	122,988	122,452	124,687	116,944	119,127	118,714	473,540
Rental Operating Expenses:
Operating costs	19,618	19,530	23,734	21,071	22,660	22,507	89,721
Real estate and other taxes	16,238	15,115	14,882	14,399	14,510	15,398	59,311
Provision for doubtful accounts	2,816	2,458	1,872	1,561	1,752	1,776	7,723
TOTAL RENTAL OPERATING EXPENSES	38,672	37,103	40,488	37,031	38,922	39,681	156,755
NET OPERATING INCOME	84,316	85,349	84,199	79,913	80,205	79,033	316,785
Other Income:
Interest, dividend and other income	2,175	1,849	2,538	2,112	1,932	3,360	9,418
Equity in income of unconsolidated ventures	314	559	230	772	1,188	473	3,438
TOTAL OTHER INCOME	2,489	2,408	2,768	2,884	3,120	3,833	12,856
Other Expenses:
Interest expense	26,150	26,536	26,401	25,764	24,849	26,001	101,629
Depreciation and amortization	23,455	21,669	21,025	19,759	18,515	18,601	76,552
General and administrative	4,484	5,173	4,993	6,293	4,204	4,230	19,816
TOTAL OTHER EXPENSES	54,089	53,378	52,419	51,816	47,568	48,832	197,997
Income before real estate sales, impairment of real estate and minority interest	32,716	34,379	34,548	30,981	35,757	34,034	131,644
Gain on sale of real estate (1)	—	—	1,217	—	—	—	—
Impairment of real estate	—	(43)	—	—	(1,124)	—	(3,536)
Minority interest in income of consolidated partnership and joint ventures	(203)	(476)	(260)	(394)	(375)	(401)	(1,554)
INCOME FROM CONTINUING OPERATIONS	32,513	33,860	35,505	30,587	34,258	33,633	126,554
Discontinued Operations:
Results of discontinued operations	109	26	478	1,335	1,639	1,527	5,402
(Loss) gain on sale of discontinued operations (2)	(3,093)	(970)	1,414	(163)	83	3,483	4,018
Impairment of real estate held for sale	(88)	—	—	(48)	(3,451)	(3,454)	(6,953)
(LOSS) INCOME FROM DISCONTINUED OPERATIONS	(3,072)	(944)	1,892	1,124	(1,729)	1,556	2,467
NET INCOME	$29,441	$32,916	$37,397	$31,711	$32,529	$35,189	$129,021
Preferred dividends	(5,458)	(5,275)	(5,275)	(5,279)	(5,753)	(4,859)	(21,170)
Premium on redemption of preferred stock	—	—	—	—	(630)	—	(630)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - BASIC	23,983	27,641	32,122	26,432	26,146	30,330	107,221
Minority interest in income of consolidated partnership	206	286	260	394	375	401	1,554
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - DILUTED	$24,189	$27,927	$32,382	$26,826	$26,521	$30,731	$108,775
NET INCOME PER COMMON SHARE - BASIC	$0.24	$0.28	$0.32	$0.27	$0.27	$0.31	$1.10
NET INCOME PER COMMON SHARE - DILUTED	0.23	0.27	0.32	0.27	0.27	0.31	1.08
Weighted average common shares outstanding - basic	101,255	100,159	99,419	97,455	97,112	96,937	97,318
ERP partnership units	1,405	1,239	1,363	2,178	2,178	2,178	2,178
Options	998	874	1,226	872	663	487	773
Weighted average common shares outstanding - diluted	103,658	102,272	102,008	100,505	99,953	99,602	100,269

(1) For the three months ended March 31, 2004, balance includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, LP in 2003.

(2) For the three months ended June 30, 2004, balance includes approximately $3.876 million of previously deferred gain incurred in connection with the Company’s sale of 21.5 acres of land at The Mall at 163rd Street in 2003.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Funds from Operations / Capital Expenditures

(In thousands, except per share amounts)

	Three Months Ended						Twelve Months Ended
	09/30/04	06/30/04	03/31/04	09/30/03	06/30/03	03/31/03	12/31/03
Funds from Operations: (1)
Net income available to common stockholders - diluted	$24,189	$27,927	$32,382	$26,826	$26,521	$30,731	$108,775
Deduct:
Minority interest in income of consolidated partnership	(206)	(286)	(260)	(394)	(375)	(401)	(1,554)
Net income available to common stockholders - basic	23,983	27,641	32,122	26,432	26,146	30,330	107,221
Add:
Depreciation and amortization
Continuing operations real estate assets	23,455	21,669	21,025	19,759	18,515	18,601	76,552
Discontinued operations real estate assets	105	224	239	332	426	517	1,561
Pro rata share of joint venture real estate assets	495	268	373	253	209	254	1,016
Deduct:
Gain on sale of real estate (2) (3)	—	—	(1,217)	—	—	—	—
Loss (gain) on sale of discontinued operations (2)	3,169	4,909	(946)	163	(83)	(1,000)	(1,534)
Pro rata share of joint venture loss (gain) on sale of real estate (2)	12	(4)	425	(39)	(604)	—	(643)
FUNDS FROM OPERATIONS - BASIC	51,219	54,708	52,021	46,900	44,609	48,702	184,173
Add:
Minority interest in income of consolidated partnership	206	286	260	394	375	401	1,554
FUNDS FROM OPERATIONS - DILUTED	$51,425	$54,994	$52,281	$47,294	$44,984	$49,103	$185,727
FUNDS FROM OPERATIONS PER SHARE - BASIC	$0.51	$0.55	$0.52	$0.48	$0.46	$0.50	$1.89
FUNDS FROM OPERATIONS PER SHARE - DILUTED	0.50	0.54	0.51	0.47	0.45	0.49	1.85
Funds from operations - diluted	$51,425	$54,994	$52,281	$47,294	$44,984	$49,103	$185,727
Add:
Impairment of real estate	—	43	—	—	1,124	—	3,536
Impairment of real estate held for sale	88	—	—	48	3,451	3,454	6,953
Premium on redemption of preferred stock	—	—	—	—	630	—	630
FUNDS FROM OPERATIONS - DILUTED (prior calculation)	$51,513	$55,037	$52,281	$47,342	$50,189	$52,557	$196,846
FUNDS FROM OPERATIONS PER SHARE - DILUTED (prior calculation)	$0.50	$0.54	$0.51	$0.47	$0.50	$0.53	$1.96
Weighted average common shares outstanding - basic	101,255	100,159	99,419	97,455	97,112	96,937	97,318
ERP partnership units	1,405	1,239	1,363	2,178	2,178	2,178	2,178
Options	998	874	1,226	872	663	487	773
Weighted average common shares outstanding - diluted	103,658	102,272	102,008	100,505	99,953	99,602	100,269
Dividend per Common share	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$1.65000
Dividend per Preferred B share (4)	—	—	—	—	0.20968	0.53906	0.74874
Dividend per Preferred D share	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	3.90000
Dividend per Preferred E share	0.47656	0.47656	0.47656	0.47656	0.37066	—	1.32378
Common dividends	$42,295	$41,347	$41,220	$40,258	$40,133	$40,034	$160,842
Preferred B dividends (4)	—	—	—	—	1,321	3,396	4,717
Preferred D dividends	1,646	1,463	1,463	1,463	1,463	1,463	5,852
Preferred E dividends	3,812	3,812	3,812	3,816	2,969	—	10,601
TOTAL DISTRIBUTIONS	$47,753	$46,622	$46,495	$45,537	$45,886	$44,893	$182,012

	Three Months Ended						Twelve Months Ended
	09/30/04	06/30/04	03/31/04	09/30/03	06/30/03	03/31/03	12/31/03

Capital Expenditures (5):
New development	$937	$218	$—	$—	$—	$—	$—
Building additions and expansions (6)	24,017	18,299	22,311	15,421	14,421	8,550	57,610
Building improvements capitalized (7)	4,332	3,763	908	2,631	2,132	1,253	10,257
Tenant improvements	2,068	2,838	3,735	4,361	2,644	3,233	11,986
Leasing commissions	2,218	1,471	2,697	3,800	1,801	852	7,363
TOTAL CAPITAL EXPENDITURES	$33,572	$26,589	$29,651	$26,213	$20,998	$13,888	$87,216

Straight line rents (5)	$2,194	$1,449	$1,896	$1,376	$1,732	$1,512	$5,220

Capitalized interest (5)	$1,587	$1,748	$1,268	$1,121	$957	$1,007	$4,267

(1) Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”).  The White Paper defines FFO as net income (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

On October 1, 2003, the National Association of Real Estate Investment Trusts (“NAREIT”), based on discussions with the Securities and Exchange Commission (“SEC”), provided revised guidance regarding the calculation of FFO.  This revised guidance provides that impairments should not be added back to net income in calculating FFO and that original issuance costs associated with preferred stock that has been redeemed should be factored into the calculation of FFO.  Prior to this pronouncement, the Company had added back impairments in calculating FFO, in accordance with prior NAREIT guidance, and had not factored in original issuance costs of preferred stock that had been redeemed in the calculation of FFO.  The Company presents FFO in accordance with NAREIT’s revised guidance.  To assist investors in understanding the impact of these changes, the Company also is presenting FFO in accordance with the methodology historically used by the Company (“prior calculation”).

Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a starting point in measuring its operational performance because it excludes various items included in net income that do not relate  to or are not indicative of its operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult to compare.  The Company also believes that the presentation of FFO consistent with the guidance that was in effect until October 1, 2003 is further helpful to investors because it assists investors in evaluating the Company’s historical operational performance and because it excludes other items included in the revised calculation of FFO such as impairments which also do not relate to and are not indicative of the Company’s operating performance.  FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.  In addition, the Company’s computation of FFO may differ in certain respects from the methodology utilized by other REITs to calculate FFO and, therefore, may not be comparable to such other REITs.

(2) Excludes gain / loss on sale of land.

(3) For the three months ended March 31, 2004, balance includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, LP in 2003.

(4) On May 5, 2003, the Company redeemed all Preferred B shares outstanding at a price of $25.00 per depositary share.

(5) For the three months ended March 31, 2004, June 30, 2004 and September 30, 2004, data includes the Company’s pro rata share of joint venture projects.

(6) Revenue-enhancing expenditures.

(7) Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Selected Financial Ratios / Data

(In thousands, except per share amounts)

	Three Months Ended												Twelve Months Ended
	09/30/04		06/30/04		03/31/04		09/30/03		06/30/03		03/31/03		12/31/03
Debt coverage ratios:
Interest coverage ratio (EBITDA/interest expense)	3.10	x	3.05	x	3.09	x	3.00	x	3.20	x	3.06	x	3.07	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.70	x	2.62	x	2.70	x	3.00	x	2.89	x	2.78	x	2.69	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends)) (1)	2.29	x	2.25	x	2.31	x	2.50	x	2.40	x	2.38	x	2.28	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments) (1)	2.71	x	2.71	x	2.70	x	2.59	x	2.69	x	2.67	x	2.64	x

Debt/equity ratios:
Total debt/total market capitalization	40.3%		42.1%		38.3%		40.3%		42.7%		45.4%		39.6%
Total debt/total equity market capitalization	67.6%		72.8%		62.0%		67.5%		74.6%		83.0%		65.6%
Total debt/total book assets	50.9%		51.6%		51.0%		49.0%		49.7%		50.4%		49.9%
Total debt/undepreciated book value (2)	45.9%		46.6%		46.3%		44.6%		45.5%		46.2%		45.3%

Operating statistics:
NOI margin (NOI/total rental revenues)	68.56%		69.70%		67.53%		68.33%		67.33%		66.57%		66.90%
Expense recovery ratio (expense reimbursements/(operating costs + real estate and other taxes)	65.04%		71.29%		67.43%		65.20%		68.96%		67.73%		66.79%
Annualized G&A/total assets	0.47%		0.56%		0.54%		0.71%		0.48%		0.48%		0.56%
G&A/total revenues (excluding currency change)	3.57%		4.14%		3.92%		5.25%		3.44%		3.45%		4.07%

Market capitalization calculations:
Common shares outstanding	102,533		100,235		100,031		97,595		97,292		97,053		97,980
Preferred B shares outstanding (3)	—		—		—		—		—		6,300		—
Preferred D shares outstanding	1,500		1,500		1,500		1,500		1,500		1,500		1,500
Preferred E shares outstanding	8,000		8,000		8,000		8,000		8,000		—		8,000

Common stock price end of period	$25.00		$23.36		$27.35		$23.30		$21.35		$19.59		$24.67
Preferred B price end of period (3)	—		—		—		—		—		25.11		—
Preferred D price end of period	50.00		50.00		50.00		50.00		50.00		50.00		50.00
Preferred E price end of period	25.98		25.30		27.28		26.50		26.60		—		26.67

Common market equity at end of period	$2,563,325		$2,341,490		$2,735,848		$2,273,964		$2,077,184		$1,901,268		$2,417,167
Preferred market equity at end of period	282,840		277,400		293,240		287,000		287,800		233,193		288,360
Total equity market capitalization	2,846,165		2,618,890		3,029,088		2,560,964		2,364,984		2,134,461		2,705,527
Total debt end of period	1,923,438		1,906,276		1,878,450		1,727,926		1,763,698		1,772,388		1,776,004
TOTAL MARKET CAPITALIZATION	$4,769,603		$4,525,166		$4,907,538		$4,288,890		$4,128,682		$3,906,849		$4,481,531

(1) Includes the Company’s pro rata share of joint venture results.

(2) Excludes accumulated depreciation on operating and held for sale assets.

(3) On May 5, 2003, the Company redeemed all Preferred B shares outstanding at a price of $25.00 per depositary share.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

(In thousands, except per share amounts)

	Three Months Ended												Twelve Months Ended
	09/30/04		06/30/04		03/31/04		09/30/03		06/30/03		03/31/03		12/31/03

Net income to EBITDA calculation: (1)
Net income	$29,441		$32,916		$37,397		$31,711		$32,529		$35,189		$129,021
Depreciation and amortization
Continuing operations real estate assets	23,455		21,669		21,025		19,759		18,515		18,601		76,552
Discontinued operations real estate assets	105		224		239		332		426		517		1,561
Pro rata share of joint venture real estate assets	495		268		373		405		209		254		1,016
State taxes	133		133		133		133		133		133		532
Interest expense
Continuing operations	26,150		26,536		26,401		25,764		24,849		26,001		101,629
Discontinued operations	58		58		58		60		59		61		239
Pro rata share of joint ventures	873		778		744		405		432		481		1,956
Gain on sale of real estate (2)	—		—		(1,217)		—		—		—		—
Loss (gain) on sale of discontinued operations (3)	3,093		970		(1,414)		163		(83)		(3,483)		(4,018)
Loss (gain) on sale of joint venture	12		(4)		425		(39)		(604)		—		(643)
Impairment of real estate
Impairment of real estate	—		43		—		—		1,124		—		3,536
Impairment of real estate held for sale	88		—		—		48		3,451		3,454		6,953
EBITDA	$83,903		$83,591		$84,164		$78,741		$81,040		$81,208		$318,334

Earnings ratios:
Interest coverage ratio (earnings/interest expense)	2.25	x	2.28	x	2.36	x	2.19	x	2.36	x	2.30	x	2.24	x
Debt service coverage (earnings/(interest expense + scheduled principal payments))	1.95	x	1.96	x	2.06	x	1.91	x	2.03	x	2.09	x	1.96	x
Fixed charge coverage (earnings/(interest expense + scheduled principal payments + preferred dividends))	1.65	x	1.68	x	1.75	x	1.62	x	1.69	x	1.79	x	1.66	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	1.96	x	2.01	x	2.05	x	1.88	x	1.98	x	2.01	x	1.92	x

Net income to earnings calculation:
Net income	$29,441		$32,916		$37,397		$31,711		$32,529		$35,189		$129,021
Deduct:
Loss (income) from discontinued operations	3,072		944		(1,892)		(1,124)		1,729		(1,556)		(2,467)
Equity in income of unconsolidated ventures	(314)		(559)		(230)		(772)		(1,188)		(473)		(3,438)
Add:
Minority interest in income of consolidated partnership and joint ventures	203		476		260		394		375		401		1,554
Interest expense	26,150		26,536		26,401		25,764		24,849		26,001		101,629
Distributed income of investments in unconsolidated joint ventures	50		—		159		229		243		243		946
Interest component of rental expense	120		99		97		113		80		126		445
EARNINGS	$58,722		$60,412		$62,192		$56,315		$58,617		$59,931		$227,690

Fixed charge calculation:
Interest expense	$26,150		$26,536		$26,401		$25,764		$24,849		$26,001		$101,629
Scheduled principal payments	3,942		4,239		3,852		3,707		4,050		2,677		14,272
Preferred dividends	5,458		5,275		5,275		5,279		5,753		4,859		21,170
FIXED CHARGE	$35,550		$36,050		$35,528		$34,750		$34,652		$33,537		$137,071

Capitalized interest	$1,587		$1,748		$1,268		$1,121		$957		$1,007		$4,267

(1) EBITDA is a widely used performance measure. We compute EBITDA as the sum of net income before extraordinary item, depreciation and amortization, income taxes, interest expenses, gain (loss) on sale of real estate and sale of discontinued operations, and impairment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are not included within Earnings. Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.  EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

(2) For the three months ended March 31, 2004, balance includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, LP in 2003.

(3) For the three months ended June 30, 2004, balance includes approximately $3.876 million of previously deferred gain incurred in connection with the Company’s sale of 21.5 acres of land at The Mall at 163rd Street in 2003.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Summary of Outstanding Debt

(In thousands)

	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:
Secured Mortgage Indebtedness
Genesee Valley Shopping Center	Nationwide Life Insurance	$7,499	8.850%	02/10/05	0.39%
Roundtree Place	Nationwide Life Insurance	6,132	8.850%	02/10/05	0.32%
Grant Mills Station	Nationwide Life Insurance	6,595	8.850%	02/10/05	0.34%
Lagniappe Village Shopping Center	Nationwide Life Insurance	5,419	8.850%	02/10/05	0.28%
Mist Lake Plaza	Nationwide Life Insurance	8,320	8.850%	02/10/05	0.44%
Panama City Square	First Union National Bank	12,413	6.750%	10/01/05	0.65%
Harpers Station I	Columbus Life Insurance Company	11,236	8.000%	10/14/05	0.59%
Harpers Station II	Columbus Life Insurance Company	1,340	8.750%	10/14/05	0.07%
Parkway Plaza I	Sun Life Assurance Company	8,141	7.630%	04/01/06	0.43%
Parkway Plaza II	Sun Life Assurance Company	2,325	8.020%	04/01/06	0.12%
Alexis Park	SECORE Financial	4,414	9.390%	10/01/06	0.23%
Normandy Plaza	State Farm Life Insurance Company	2,772	8.200%	02/01/07	0.14%
Montebello Plaza	Nationwide Life Insurance	3,254	9.625%	03/05/07	0.17%
Crown Point	Jackson National Life Insurance	6,997	8.120%	05/01/07	0.37%
Skyway Plaza	LaSalle National Bank	3,565	9.250%	05/01/07	0.19%
Dickson City Crossings I	General American Life Insurance Co.	12,080	8.650%	12/01/07	0.63%
Dickson City Crossings II	General American Life Insurance Co.	2,413	8.870%	12/01/07	0.13%
Westminster City Center	Wells Fargo Bank, N.A.	27,969	6.690%	02/01/08	1.46%
Hillside Village Center	Wells Fargo Bank, N.A.	4,425	6.900%	04/01/08	0.23%
42 properties (REMIC)	SECORE Financial	151,011	6.670%	06/01/08	7.90%
Marketplace	Heller Financial, Inc.	9,222	6.880%	08/01/08	0.48%
Glengary Shopping Center	Lehman Brothers Holdings, Inc.	3,893	7.320%	12/01/08	0.20%
Brice Park	USG Annuity and Life	2,709	7.875%	02/01/09	0.14%
London Marketplace	Aegon USA Realty	3,397	8.265%	04/01/09	0.18%
Paradise Plaza	CIGNA	1,496	9.150%	04/01/09	0.08%
Tuckernuck Square	LaSalle National Bank	5,348	7.880%	08/01/09	0.28%
Perry Marketplace	American Express	3,203	9.000%	10/01/09	0.17%
Bristol Plaza	Sun Life Assurance Company	6,064	8.090%	11/01/09	0.32%
Festival Center	KeyBank National Association	2,472	8.240%	01/01/10	0.13%
Sunshine Square	Sun Life Assurance Company	7,272	8.490%	05/31/10	0.38%
Marwood Plaza	Sun Life Assurance Company	4,220	8.280%	06/01/10	0.22%
Saddletree Village Shopping Center	Aegon USA Realty	1,570	8.250%	06/01/10	0.08%
Hampton Village Centre	Deutsche Banc Capital LLC	29,088	8.530%	06/30/10	1.52%
Greentree	SFERS	4,968	8.240%	10/01/10	0.26%
Merchant’s Central	SFERS	6,175	8.240%	10/01/10	0.32%
Northside Plaza	SFERS	2,168	8.240%	10/01/10	0.11%
Habersham Crossing	SFERS	3,658	8.240%	10/01/10	0.19%
Johnstown Galleria Outparcel	Holliday Fenoglio Fowler	2,312	8.000%	07/01/11	0.12%
Merchants Crossing	American Equity Investment	5,152	7.630%	09/14/11	0.27%
Hunt River Commons	Nationwide Life Insurance	7,241	7.070%	10/01/11	0.38%
Annex of Arlington	LaSalle National Bank	17,909	7.850%	04/11/12	0.94%
Chapel Square	American National	1,528	9.250%	02/01/13	0.08%
Florence Square I	Nationwide Life Insurance	13,266	7.400%	04/01/13	0.69%
Florence Square II	Nationwide Life Insurance	1,291	8.500%	04/01/13	0.07%
Florence Square III	Nationwide Life Insurance	997	8.320%	04/01/13	0.05%
Northgate	State Farm Life Insurance Company	5,950	8.750%	06/30/13	0.31%
University IV	IDS Life Insurance Company	1,867	8.250%	03/01/15	0.10%
Riverview Plaza	Protective Life	4,370	8.625%	09/01/15	0.23%
Green Acres	Protective Life	10,810	7.500%	07/01/16	0.57%
Lexington Town Square	American Enterprise	1,759	8.500%	10/01/16	0.09%
Midway Market Square	MONY	16,407	8.180%	12/01/16	0.86%
Elkhart Market Centre	Protective Life	12,801	7.500%	08/01/18	0.67%
Northshore Plaza	IDS Life Insurance Company	3,654	8.050%	02/01/20	0.19%
Covered Bridge	Protective Life	2,655	7.500%	06/01/20	0.14%

	Lender	Outstanding Balance	Actual Interest Rate		Maturity Date	Percent of Total Indebtedness
Olympia Corners	Protective Life	5,215	7.500%		06/01/20	0.27%
Sun Plaza	Protective Life	9,696	7.500%		06/01/20	0.51%
The Vineyards	Protective Life	8,060	7.500%		06/01/20	0.42%
Arvada Plaza	American Centurion	2,087	7.670%		05/01/21	0.11%
Aurora Plaza	Protective Life	6,258	7.500%		06/01/21	0.33%
Cheyenne Plaza	SAFECO Life Insurance Co.	4,686	7.880%		06/01/21	0.25%
Hilltop Plaza	IDS Life Insurance Company	5,654	7.640%		06/01/21	0.30%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,837	7.320%		03/01/28	0.20%
TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$540,705	7.585%			28.28%

Unsecured Notes
6.88%, 7 Year Unsecured Notes (1)	-	$75,000	6.875%		10/15/04	3.92%
7.75%, 10 Year Unsecured Notes	-	100,000	7.750%		04/06/05	5.23%
7.35%, 10 Year Unsecured Notes	-	30,000	7.350%		06/15/07	1.57%
5.88%, 5 Year Unsecured Notes	-	250,000	5.875%		06/15/07	13.08%
7.40%, 10 Year Unsecured Notes	-	150,000	7.400%		09/15/09	7.85%
4.50%, 7 Year Unsecured Notes (2)	-	150,000	4.500%		02/01/11	7.85%
5.50%, 10 Year Unsecured Notes	-	50,000	5.500%		11/20/13	2.62%
3.75%, 20 Year Unsecured Notes (3)	-	115,000	3.750%		06/01/23	6.02%
7.97%, 30 Year Unsecured Notes	-	10,000	7.970%		08/14/26	0.52%
7.65%, 30 Year Unsecured Notes	-	25,000	7.650%		11/02/26	1.31%
7.68%, 30 Year Unsecured Notes	-	10,000	7.680%		11/02/26	0.52%
7.68%, 30 Year Unsecured Notes	-	10,000	7.680%		11/02/26	0.52%
6.90%, 30 Year Unsecured Notes	-	25,000	6.900%		02/15/28	1.31%
6.90%, 30 Year Unsecured Notes	-	25,000	6.900%		02/15/28	1.31%
7.50%, 30 Year Unsecured Notes	-	25,000	7.500%		07/30/29	1.31%
TOTAL FIXED RATE UNSECURED NOTES		$1,050,000	6.122%			54.92%
CAPITAL LEASES		$28,318	7.500%		06/20/31	1.48%
TOTAL FIXED RATE DEBT		$1,619,023	6.635%			84.68%

Variable Rate Debt (4):
Secured Mortgage Indebtedness
Elk Grove Town Center	MetLife	$14,500	3.040%		12/01/06	0.76%
Highland Commons	GE Financial Assurance	3,688	6.375%		12/01/09	0.19%
Lexington Road Plaza	Great Northern Insured Annuity	6,674	7.375%		09/01/11	0.35%
TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$24,862	4.698%			1.30%

Credit Facilities
$350 Million Revolving Credit Facility	Bank of America	$118,000	2.490	%(5)	06/29/07	6.17%
$150 Million Secured Term Loan Facility	Bank of America	150,000	2.219%		06/29/07	7.85%
TOTAL CREDIT FACILITIES		$268,000	2.338%			14.02%
TOTAL VARIABLE RATE DEBT		$292,862	2.539%			15.32%
TOTAL DEBT		$1,911,885	6.007%			100.00%
Net Unamortized Premiums on Mortgages		$15,623
Net Unamortized Discount on Notes		(4,961)
Impact of Swap Agreements on Notes (1)		891
TOTAL DEBT - NET		$1,923,438

(1) The Company has entered into a two-year reverse swap agreement with Bank of America related to $50.0 million outstanding under its 6.88%, 7-Year Unsecured Notes maturing October 15, 2004.  Under the agreement, Bank of America will pay to the Company the difference between the fixed rate of the swap, 4.357%, and the floating rate option, which is the 6-month LIBOR rate, in arrears.  This note was repaid on October 15, 2004 and the reverse swap settled.

(2) On February 6, 2004, the Company issued $150 million aggregate principal amount of 7-Year Fixed Rate Unsecured Notes with a coupon of 4.50%.  As of September 30, 2004, the Company has interest rate swaps that effectively convert the interest rate on $65 million of the notes from a fixed rate to a blended floating rate of 30 basis points over the 6-month LIBOR rate.

(3) On May 19, 2003, the Company completed a public offering of $100 million of 3.75% Convertible Senior Notes due 2023.  On June 10, 2003, the underwriters exercised their over-allotment option in full and purchased an additional $15 million of the notes.  The notes are convertible into New Plan common stock, upon the occurrence of certain events, at an initial conversion price of $25.00 per share.  The notes may not be redeemed by the Company until June 9, 2008, but are redeemable for cash, in whole or in part, any time thereafter.

(4) The Company incurs interest on these obligations using either the 30-day LIBOR rate or Moody’s A Corporate Bond Index which were 1.84% and 5.47%, respectively, as of September 30, 2004, plus spreads ranging from 65 to 375 basis points, as determined by the applicable loan agreement.

(5) In addition to the stated interest rate, the Company also incurs an annual facility fee of 20 basis points.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Debt Maturity Schedule / Debt Covenant Compliance Ratios

(In thousands)

	Scheduled Amortization	Scheduled Maturities		Total Debt Maturing	Percent of Debt Maturing
2004	$3,745	$75,000		$78,745	4.12%
2005	16,001	158,132		174,133	9.11%
2006	16,177	28,034		44,211	2.31%
2007	15,519	573,573	(1)	589,092	30.81%
2008	13,512	186,849		200,361	10.48%
2009	11,249	166,985		178,234	9.32%
2010	10,313	51,180		61,493	3.22%
2011+	126,317	459,299		585,616	30.63%
	$212,833	$1,699,052		$1,911,885	100.00%

Net Unamortized Premiums on Mortgages				$15,623
Net Unamortized Discount on Notes				(4,961)
Impact of Swap Agreements on Notes				891
TOTAL DEBT - NET				$1,923,438

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	7.5 years	2.8 years	6.8 years
Excluding capital leases and credit facilities	7.1 years	3.9 years	7.1 years

Debt Covenant Compliance Ratios:

Senior Unsecured Notes Covenant (2)	Required	Actual	Compliance
Total consolidated debt to total asset value	< 60%	51%	Yes
Total secured debt to total asset value	< 40%	19%	Yes
Total unencumbered asset value to total unsecured debt	> 150%	206%	Yes
Consolidated income available for debt service to total annual service charges	> 150%	269%	Yes

Unencumbered Properties Summary:

	# of Properties	GLA
Unencumbered properties	270	37,239,375
Encumbered properties	109	15,586,213
	379	52,825,588

(1) Scheduled maturities include $268.0 million representing the balance of the $350 million revolving credit facility drawn as of September 30, 2004 and maturing June 29, 2007, with a one-year extension option, and the balance of the $150 million secured term loan drawn as of September 30, 2004 and maturing June 29, 2007.

(2) For a complete listing of debt covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

2004 Acquisitions

	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Anchor Tenants	Year Built (4)

Property Acquisitions
1Q 2004
New Britain Village Square	S	Chalfont, PA	01/09/04	$23,387,877	8.6%	$2,019,000	143,716	97%	Genuardi’s Family Market	1989
Clearwater Mall (5)	S	Clearwater, FL	01/30/04	30,000,000	8.0%	2,400,000	285,515	91%	Linens N’ Things, Ross	2003
Elk Grove Town Center	S	Elk Grove Village, IL	01/30/04	21,000,000	8.5%	1,791,000	131,849	100%	Dominick’s Foods, Walgreen	1998
Villa Monaco	S	Denver, CO	02/19/04	12,000,000	8.9%	1,071,000	122,213	91%	King Soopers	1978
Florence Square	S	Florence, KY	03/17/04	39,475,000	8.9%	3,517,000	361,251	95%	HomeGoods, Kroger, National Amusement, Staples, TJ Maxx	2000

Total				$125,862,877	8.6%	$10,798,000	1,044,544

2Q 2004
Unity Plaza (6)	L	East Fishkill, NY	04/28/04	$6,000,000	—	—	11 acres	—	-	—
Stockbridge Village	S	Stockbridge, GA	04/29/04	23,750,000	9.5%	$2,250,000	188,203	99%	Kroger	1991
Total				$29,750,000	—	$2,250,000	188,203

3Q 2004
Starlite Plaza	S	Sylvania, OH	07/22/04	$16,800,000	8.3%	$1,394,400	222,450	95%	Farmer Jack	2000
Hillside Village Center (7)	S	Smithtown, NY	08/19/04	16,750,000	8.7%	1,509,225	97,536	65%	Eckerd	1976
Annex of Arlington	S	Arlington Heights, IL	08/26/04	27,200,000	8.1%	2,203,200	197,328	98%	Barnes & Noble, PetsMart, Sports Authority, Trader Joe’s	1999
Marketplace	S	Tulsa, OK	09/01/04	18,000,000	8.8%	1,582,200	186,851	100%	CompUSA, Drysdale’s, Oshman’s, PetsMart	1992
The Market at Preston Ridge (8)	S	Frisco, TX	09/01/04	5,150,000	8.0%	412,000	50,326	92%	CompUSA	2003
Total				$83,900,000	8.5%	$7,101,025	754,491

		2004 Total Acquisitions		$239,512,877	—	$20,149,025	1,987,238

(1) L - Land, S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Acquired the remaining 50 percent interest in the property.  Cap-rate and NOI calculated on a stabilized basis.

(6) The Company will develop an approximately 70,000 square foot shopping center anchored by a 47,500 square foot A&P Food Market and has received all required permits and approvals to commence development.

(7) Property currently under redevelopment.  Cap-rate and NOI calculated on a stabilized basis.

(8) Acquired the remaining 50 percent interest in the property.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

2004 Dispositions and Transfers To Joint Ventures

	Property Type (1)	Location	Sale Date	Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Year Built (4)

Transfers to Joint Ventures
2Q 2004
Villa Monaco (5)	O	Denver, CO	06/01/04	$10,800,000	$10,800,000	$—	8.9%	$963,900	122,213	95%	1978

Property Dispositions
1Q 2004
Land at Westgate	L	Dublin, GA	01/09/04	$1,250,000	$781,840	$468,160	—	—	11.8 acres	—	—
Brookshire’s (lease assigned from Safeway)	T	West Monroe, LA	01/27/04	2,000,000	1,843,600	156,400	9.9%	$198,000	41,293	100%	1981
Edgebrook Plaza	S	Houston, TX	03/18/04	6,050,000	5,260,080	789,920	9.1%	551,000	100,170	96%	1987
				$9,300,000	$7,885,520	$1,414,480	—	$749,000	141,463

2Q 2004
Northern Automotive	T	Hastings, NE	04/21/04	$400,000	$420,810	$(20,810)	12.3%	$49,295	4,000	100%	1988
Eastgate Shopping Center	S	Lake Wales, FL	04/30/04	1,525,000	1,650,970	(125,970)	—	(62,504)	102,161	7%	1994
Outparcel at Superior Marketplace	P	Superior, CO	05/21/04	775,000	711,910	63,090	—	—	1 acre	—	—
Sun Valley Plaza	S	Mesa, AZ	06/04/04	3,100,000	5,727,640	(2,627,640)	3.6%	112,240	107,405	37%	1981
Genzyme Corp.	M	Scottsdale, AZ	06/28/04	1,450,000	2,258,940	(808,940)	—	—	21,560	100%	1971
Whitestown Plaza	S	Whitesboro, NY	06/28/04	2,750,000	4,075,770	(1,325,770)	4.9%	134,481	80,612	73%	1986
				$10,000,000	$14,846,040	$(4,846,040)	—	$233,512	315,738

3Q 2004
Rite Aid	T	East Albany, GA	07/13/04	$455,000	$418,370	$36,630	10.7%	$48,785	10,069	100%	1982
Kroger (subleased to Harveys)	T	East Albany, GA	07/13/04	1,470,000	1,581,580	(111,580)	12.1%	177,946	34,019	100%	1982
Outparcel at Kimball Crossing	P	Kimball, TN	08/23/04	225,000	148,600	76,400	—	—	1 acre	—	—
New Port Richey Center	T	New Port Richey, FL	09/10/04	3,450,000	3,392,690	57,310	9.1%	315,059	43,441	100%	1988
Factory Merchants Barstow (6)	F	Barstow, CA	09/22/04	12,500,000	15,651,270	(3,151,270)	9.4%	1,175,000	329,110	41%	1994
				$18,100,000	$21,192,510	$(3,092,510)	—	$1,716,790	416,639

		2004 Total Dispositions		$48,200,000	$54,724,070	$(6,524,070)	—	$3,663,202	996,053

(1) F - Factory Outlet Center, M - Miscellaneous, L - Land, O - Ownership Interest, P - Outparcel, S - Shopping Center, T - Single Tenant Property

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Transfer of 90 percent of the Company’s ownership interest to CA New Plan Venture Fund.  Cap-rate and NOI calculated on a pro rata share.

(6) Sale amount includes an approximately $8.5 million purchase money note.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Current Redevelopment / Outparcel Development Activities

					Construction			Expected	Expected
	Location	Project Description	Adjusted GLA	Percent Leased (1)	Expected Start Date	Expected Completion Date	Percent Complete	Total Project Cost	Stabilized Return on Cost (2)
Redevelopment Activities

Paseo del Norte	Albuquerque, NM	Develop shopping center and replace anchor tenant	58,000	73%	Jul-02	Dec-04	90%	$2,838,707	11.0%
Tinley Park Plaza	Tinley Park, IL	Redevelopment of former Builders Square parcel with a 76,521 SF main retail building and 13,200 SF outparcel building	255,391	94%	Mar-03	Dec-05	85%	5,642,612	9.5%
Ivyridge	Philadelphia, PA	Construction of a new 47,000 SF Super Fresh, 8,000 SF of retail shops and façade renovation	107,316	78%	Apr-03	Aug-05	25%	7,800,000	10.0%
Columbus Center	Columbus, IN	Sale of 12 acres of land to Target for a 126,000 SF store and façade renovation	147,602	55%	May-03	Nov-04	85%	4,107,345	12.4%
Market Place	Piqua, OH	Construction of a 69,133 SF Kroger and addition of 12,800 SF of new retail space	183,139	97%	May-03	Jan-05	80%	2,990,205	10.3%
Cave Spring Corners	Roanoke, VA	Construction of a new 58,000 SF Kroger and 3,300 SF of retail shops in former Ames location	147,039	51%	May-03	Jan-05	50%	2,092,753	13.0%
Sunshine Square	Medford, NY	Construction of a new 65,000 SF Stop & Shop and façade renovation	230,235	70%	Jun-03	Apr-05	40%	4,796,792	15.2%
The Mall at 163rd Street (3)	Miami, FL	Sale of 21.5 acres of land to Wal-Mart for construction of Wal-Mart Supercenter and redevelopment of remaining enclosed regional mall into shopping center	299,798	62%	Jul-03	Sep-05	49%	26,000,000	10.0%
Galleria Commons	Henderson, NV	Redevelopment of former House To Home with a 85,000 SF Burlington Coat Factory and additional retail shops	111,819	90%	Jul-03	Jan-05	60%	3,542,363	11.0%
J*Town Center	Jeffersontown, KY	Phase II of reconfiguration of shopping center with façade renovation of the main building and reposition of shopping center into multi-use retail / office	192,985	42%	Sep-03	Sep-05	45%	6,821,007	13.7%
Irving West	Irving, TX	Re-tenant former Winn-Dixie with specialty grocer and renovate existing small shop space	70,056	95%	Oct-03	Oct-04	70%	1,650,859	14.4%
Bay Forest	Houston, TX	Expansion of Kroger to 65,000 SF and redevelopment of shopping center	71,469	100%	Dec-03	Nov-04	50%	692,493	11.9%
Northeast Plaza	Atlanta, GA	Remerchandising of shopping center with additional anchor tenants and shopping center renovation	431,089	95%	Jan-04	Nov-04	50%	5,263,477	12.0%
Washtenaw Fountain Plaza	Ypsilanti, MI	Redevelopment of former Builders Square with a multi-tenant building	136,103	91%	Jan-04	Jan-05	75%	1,383,776	10.0%
Rockland Plaza	Nanuet, NY	Expansion of Marshalls by 10,000 SF, replacement of 18,000 SF Odd-Job with Petco and shopping center renovation	248,067	94%	Jan-04	Oct-04	80%	3,392,383	12.5%
Brentwood Plaza	Cincinnati, OH	Construction of a new 69,133 SF Kroger and shopping center renovation	221,700	95%	Jan-04	Jan-05	80%	6,692,734	10.6%
Island Plaza	James Island, SC	Remerchandise former Kmart with a multi-tenant building	167,101	100%	Jan-04	Oct-04	80%	1,883,764	10.5%
Festival Centre	North Charleston, SC	Addition of two new anchors, remerchandise small shop space and shopping center renovation	322,876	96%	Jan-04	Nov-04	70%	2,443,330	13.0%
Western Village	Cincinnati, OH	Construction of a new 76,000 SF Kroger and 30,000 SF of retail shops	115,450	80%	Feb-04	Jun-05	50%	5,802,868	11.1%
Transit Road Plaza	Lockport, NY	Remerchandise former Kmart with a multi-tenant building	138,120	60%	Mar-04	Feb-05	40%	5,493,726	10.4%
Southgate	New Port Richey, FL	Construction of a new 44,841 SF Publix and 3,194 SF of retail shops and shopping center renovation	258,403	97%	May-04	Jan-05	70%	6,799,124	10.6%
Orange Grove	Houston, TX	Redevelopment of former Kmart anchored shopping center with the construction of a new 35,277 SF 24 Hour Fitness, 8,000 SF of new retail shops and the addition of a 93,633 SF Floor & Décor	188,698	98%	May-04	Feb-05	50%	5,896,546	10.5%
Hampton Village Centre	Rochester Hills, MI	Redevelopment and renovation of former Farmer Jack anchored wing of shopping center to accommodate a new 45,000 SF Best Buy	460,219	99%	Jun-04	Feb-05	60%	2,695,098	11.1%
Colonial Marketplace	Orlando, FL	Redevelopment and renovation of shopping center with a new 50,000 SF LA Fitness and the creation of a 30,000 SF junior anchor space and 4,600 SF of retail shops on an outparcel	140,622	75%	Jul-04	May-05	20%	7,956,483	11.0%
Wallkill Plaza	Middletown, NY	Redevelopment of former Bradlees into a multi-tenant retail building anchored by a 58,931 SF Ashley Furniture and shopping center renovation	203,234	97%	Jul-04	Mar-05	10%	3,071,729	11.0%
Sharpstown Plaza	Houston, TX	Redevelopment of former office building into a shopping center anchored by a new 33,177 SF Circuit City and 9,947 SF of retail shops	43,124	77%	Jul-04	Mar-05	30%	5,347,799	11.2%
Heritage Square	Dover, OH	Redevelopment of former Fleming with a 66,544 SF Giant Eagle and reconfiguration and renovation of shopping center	182,132	90%	Aug-04	Dec-04	30%	341,748	12.0%
Hornell Plaza (4)	Hornell, NY	Expansion of Wegman’s by 2,800 SF and relocation of existing tenants to new spaces	253,703	96%	Sep-04	Jun-05	5%	617,847	12.8%
Mohawk Acres (4)	Rome, NY	Construction of a new 70,000 SF Price Chopper and shopping center renovation	161,538	87%	Sep-04	Oct-05	10%	3,570,204	10.1%
Price Chopper Plaza (4)	Rome, NY	Redevelopment of shopping center related to relocation of Price Chopper to Mohawk Acres	78,401	71%	Sep-04	Jan-07	5%	1,184,505	10.1%
Tomball Parkway Plaza (4)	Tomball, TX	Redevelopment and renovation of former Compaq anchored wing of shopping center to accommodate multi-tenant retail shops	133,629	98%	Sep-04	Jun-05	10%	542,366	11.1%
Jasper Manor (4)	Jasper, IN	Redevelopment and renovation of shopping center with the addition of small shop space	194,120	85%	Oct-04	Jun-05	0%	772,963	14.0%
Dover Park Plaza (4)	Yardville, NJ	Phase II of façade renovation and the replacement of former Acme and CVS with multiple retail shops	59,652	98%	Oct-04	May-05	0%	769,425	11.4%

					Construction			Expected	Expected
	Location	Project Description	Adjusted GLA	Percent Leased (1)	Expected Start Date	Expected Completion Date	Percent Complete	Total Project Cost	Stabilized Return on Cost (2)
Shops at Seneca Mall (4)	Liverpool, NY	Redevelopment of former medical office space with a 34,000 SF Big Lots and additional retail shops	237,202	95%	Oct-04	Jul-05	0%	1,182,378	11.7%
Hillside Village Center (4)	Smithtown, NY	Redevelopment and renovation of shopping center with the addition of a specialty grocer	97,536	65%	Oct-04	Oct-05	0%	1,496,294	13.0%

						Total / Average		$143,575,703	11.5%
Outparcel Development Activities
Ridgeview Centre	Wise, VA	Construction of a 10,700 SF Social Security office	187,400	100%	Jan-04	Feb-05	30%	$1,592,813	10.7%
Sun Plaza	Ft. Walton Beach, FL	Construction of a 3,300 SF Moe’s Southwest Grill	158,118	100%	Jun-04	Feb-05	30%	603,986	10.4%
Paradise Plaza (4)	Paradise, CA	Construction of a 3,076 SF Perko’s Café	199,688	100%	Sep-04	Oct-05	10%	1,003,215	11.2%
Elkhart Market Centre (4)	Goshen, IN	Construction of a 7,800 SF Pet Supplies Plus	356,915	100%	Oct-04	Oct-05	0%	950,290	12.3%
						Total / Average		$4,150,304	11.2%

Joint Venture Redevelopment Activities
Clinton Crossing	Clinton, MS	Redevelopment of former Wal-Mart with a new 46,873 SF Winn-Dixie and 14,000 SF of retail shops	101,073	100%	Apr-04	Jan-05	15%	$6,837,878	14.9%
Marrero Shopping Center	Marrero, LA	Expansion of Winn-Dixie to 44,000 SF	69,259	89%	Jul-04	Mar-05	10%	1,729,410	13.1%
Stone Mountain Festival (4)	Stone Mountain, GA	Redevelopment and renovation of shopping center with the addition of a 52,570 SF Hobby Lobby	347,190	68%	Sep-04	Mar-06	5%	3,896,995	12.2%

						Total / Average		$12,464,283	13.4%

New Development Activities
Unity Plaza	East Fishkill, NY	Development of a 70,000 SF shopping center anchored by A&P Food Market	70,000	—	May-04	Nov-05	10%	$13,961,504	10.0%

					Construction			Expected	Expected
	Location	Project Description	GLA	Percent Leased (1)	Start Date	Completion Date	Percent Complete	Total Project Cost	Stabilized Return on Cost (2)
Completed 2004 Redevelopment / Outparcel Development Activities
Sun Plaza	Ft. Walton Beach, FL	Construction of a new 44,480 SF Publix and 4,200 SF of retail shops	158,118	100%	Feb-03	Jan-04	100%	$4,446,923	12.1%
Westgate	Dublin, GA	Sale of land to Home Depot for construction of a 95,000 SF store and construction of 19,000 SF of retail shops and outparcel leased to McDonald’s	122,438	93%	Feb-03	Jan-04	100%	2,040,807	10.8%
Perry Marketplace	Perry, GA	Redevelopment of former Kmart into a multi-tenant building	179,973	98%	Apr-03	Jan-04	100%	1,182,609	11.9%
Westgate Manor	Rome, NY	Expansion of shopping center by 10,000 SF to accommodate Big Lots expansion	75,813	95%	Oct-03	Feb-04	100%	589,019	10.6%
Colonial Marketplace	Orlando, FL	Purchase adjacent 7,200 SF building to lease and renovate	140,622	75%	Mar-03	Apr-04	100%	1,539,000	12.1%
Fashion Corner	Saginaw, MI	Phase III re-tenanting of former Kids R Us and combining of adjacent spaces to create two new anchor stores and façade renovation of that area	189,260	83%	Sep-03	Apr-04	100%	1,069,000	11.5%
Moundsville Plaza	Moundsville, WV	Construction of a 5,400 SF Blockbuster	176,446	88%	Jul-03	Apr-04	100%	761,984	11.3%
New Chastain Corners	Marietta, GA	Increased lease commitment and renovation of existing Kroger, development of outparcel with Bank Of America and shopping center renovation	108,380	98%	Oct-03	May-04	100%	488,245	12.9%
Northland	Watertown, NY	Construction of a 11,500 SF Kinney Drug	131,982	29%	Jul-03	May-04	100%	1,328,026	12.3%
Maplewood Mall	Houston, TX	Eliminate enclosed mall area to increase parking and tenant visibility and re-tenant space	94,360	84%	Oct-03	May-04	100%	1,845,737	11.0%
Wisteria Village	Snellville, GA	Replacement and expansion of former Winn-Dixie by 12,000 SF to accommodate a new 57,425 SF Hobby Lobby	173,152	100%	Jan-04	Jun-04	100%	1,153,810	10.0%
Chapman Square	Knoxville, TN	Renovation and expansion of existing Kroger and shopping center redevelopment	53,591	75%	Oct-03	Jun-04	100%	726,286	13.5%
Clear Lake Camino South	Houston, TX	Construction of a new 14,471 SF freestanding Eckerd, re-leasing of former grocer space and re-tenanting	112,803	98%	Jun-03	Jun-04	100%	4,918,640	12.1%
Superior Marketplace	Superior, CO	Completion of Phase I development and Phase II development	248,330	99%	Aug-02	Jul-04	100%	20,200,000	11.9%
Bethel Park	Bethel Park, PA	Replacement and expansion of former Ames to accommodate a new 98,462 SF Wal-Mart and increased lease commitment and addition of fuel center at existing Giant Eagle	218,714	98%	Nov-03	Jul-04	100%	1,281,389	10.1%
Metro 580	Pleasanton, CA	Construction of a 88,000 SF Kohl’s and reconfigure the remaining anchor space	176,510	100%	Sep-03	Sep-04	100%	4,592,467	11.9%
Regency Park	Jacksonville, FL	Phase II redevelopment of former Service Merchandise with the addition of a new 47,200 SF American Signature, reconfiguration of shop space into a 4,816 SF retail space and shopping center renovation	333,948	95%	Jun-04	Sep-04	100%	2,207,086	10.5%
South Plaza	Norwich, NY	Redevelopment of former Ames with a 29,272 SF Tractor Supply and 10,000 SF of retail shops	143,620	70%	Dec-03	Sep-04	100%	990,414	13.3%

						Total / Average		$51,361,442	11.7%

			TOTAL REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES					$225,513,236	11.6%

(1) Includes all leases in effect at September 30, 2004, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Incremental projected income (new income less existing income) / incremental cost.  Where a space is vacant and generating no current income, the estimated “as is” market rent is deducted from the projected new rent to determine incremental income.  Does not include peripheral impacts, such as the impact on the long-term value of the property.

(3) Expected total project cost less land sales as adjusted, primarily for the inclusion of peripheral land development costs.

(4) Indicates project added during the quarter ended September 30, 2004.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Property Type Summary

(Includes 100 Percent of Joint Venture Projects)

	# of Properties	GLA	Leased GLA	ABR

COMPANY TOTAL PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	322	44,495,052	41,561,243	$335,386,737
Single Tenant Properties	12	374,333	322,533	2,015,839
Enclosed Malls / Specialty Retail Properties	3	1,404,926	1,021,868	12,159,295
Miscellaneous Properties	7	13,200	13,200	33,132
	344	46,287,511	42,918,844	$349,595,003

Redevelopment Properties
Community and Neighborhood Shopping Centers	35	6,538,077	5,632,513	$40,932,023

COMPANY TOTAL PORTFOLIO	379	52,825,588	48,551,357	$390,527,026

Joint Venture Projects (1)
Stabilized Properties	21	4,093,672	3,947,873	$46,074,885
Redevelopment Properties (2)	3	442,676	324,576	1,549,633
	24	4,536,348	4,272,449	$47,624,518

TOTAL PORTFOLIO	403	57,361,936	52,823,806	$438,151,544

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	343	48,588,724	45,509,116	$381,461,622
TOTAL REDEVELOPMENT / IN-PROCESS DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	38	6,980,753	5,957,089	42,481,656
TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	381	55,569,477	51,466,205	423,943,278

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (3)

			ABR
	Leased GLA	Percent of Shopping Centers Leased GLA	Amount	Per Foot	Percent of Shopping Centers ABR
Anchor Tenants	31,993,237	62.2%	$199,684,495	$6.24	47.1%
Non-anchor Tenants	19,472,968	37.8%	224,258,783	11.52	52.9%
	51,466,205	100.0%	$423,943,278	$8.24	100.0%

(1) All projects are community and neighborhood shopping centers.

(2) Includes CA New Plan Venture Fund Redevelopment Properties.

(3) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Property Type Summary

(Includes Pro Rata Share of Joint Venture Projects)

					ABR		Quarterly NOI (1)
	# of Properties	GLA	Percent Leased	Leased GLA	Amount	Percent of Company ABR	Amount	Percent of Company NOI
COMPANY TOTAL PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	322	44,495,052	93.4%	41,561,243	$335,386,737	83.9%	$74,112,550	87.8%
Single Tenant Properties	12	374,333	86.2%	322,533	2,015,839	0.5%	643,383	0.8%
Enclosed Malls / Specialty Retail Properties	3	1,404,926	72.7%	1,021,868	12,159,295	3.0%	1,957,948	2.3%
Miscellaneous Properties	7	13,200	100.0%	13,200	33,132	0.0%	11,136	0.0%
	344	46,287,511	92.7%	42,918,844	$349,595,003	87.4%	$76,725,017	90.9%

Redevelopment Properties
Community and Neighborhood Shopping Centers	35	6,538,077	86.2%	5,632,513	$40,932,023	10.2%	$7,639,510	9.1%

COMPANY TOTAL PORTFOLIO	379	52,825,588	91.9%	48,551,357	$390,527,026	97.7%	$84,364,527	100.0%

Joint Venture Projects (2)
Stabilized Properties	21	778,038	96.3%	748,835	$9,103,087	2.3%
Redevelopment Properties (3)	3	44,268	73.3%	32,458	154,963	0.0%
	24	822,306	95.0%	781,293	$9,258,050	2.3%

TOTAL PORTFOLIO	403	53,647,893	92.0%	49,332,649	$399,785,079	100.0%

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	343	45,273,090	93.5%	42,310,078	$344,489,824
TOTAL REDEVELOPMENT / IN-PROCESS DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	38	6,582,345	86.1%	5,664,971	41,086,986
TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	381	51,855,435	92.5%	47,975,049	385,576,810

(1) Data includes approximately $272,000 of Quarterly Net Operating Income (“NOI”) from properties classified as discontinued operations under SFAS 144 and excludes approximately $224,000 of Quarterly NOI attributable to joint venture properties consolidated under the provisions of FIN 46.  NOI is provided here as a supplemental measure of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense, and includes NOI from properties classified as discontinued operations under SFAS 144.   The Company believes that this presentation of NOI is helpful to investors as a measure of its operational performance because (i) it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense, and (ii) it provides a breakdown of NOI being generated on a quarterly basis from the various property types in the Company’s portfolio.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of the Company's financial performance.  For a reconciliation of NOI to net income please see page 6.

(2) All projects are community and neighborhood shopping centers.

(3) Includes CA New Plan Venture Fund Redevelopment Properties.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Properties by State / Region

State	Number of Properties	Percent Leased	GLA	Percent of GLA	Percent of Scheduled ABR
Alabama	7	90.3%	760,014	1.4%	1.1%
Arizona	5	90.8%	806,208	1.5%	1.5%
Arkansas	2	97.4%	237,991	0.4%	0.4%
California	14	96.6%	2,245,248	4.2%	6.1%
Colorado	6	99.6%	1,001,873	1.9%	2.8%
Delaware	2	94.9%	135,784	0.3%	0.1%
Florida	34	88.6%	5,286,241	9.9%	11.1%
Georgia	36	93.9%	3,795,236	7.1%	6.5%
Illinois	9	90.5%	1,586,529	3.0%	3.8%
Indiana	10	87.5%	1,352,287	2.5%	1.6%
Iowa	3	96.7%	549,291	1.0%	0.8%
Kentucky	12	92.5%	2,166,453	4.0%	3.6%
Louisiana	6	98.1%	696,857	1.3%	0.8%
Maryland	2	85.1%	282,336	0.5%	0.5%
Massachusetts	2	99.1%	348,917	0.7%	0.5%
Michigan	19	96.1%	2,924,526	5.5%	6.0%
Minnesota	1	98.2%	55,715	0.1%	0.1%
Mississippi	2	100.0%	90,341	0.2%	0.1%
Nevada	3	90.7%	586,126	1.1%	1.2%
New Jersey	6	97.4%	879,200	1.6%	2.0%
New Mexico	3	86.2%	119,101	0.2%	0.2%
New York	27	83.6%	3,645,224	6.8%	5.9%
North Carolina	15	95.6%	1,893,803	3.5%	2.9%
Ohio	24	92.3%	3,914,402	7.3%	6.7%
Oklahoma	1	100.0%	186,851	0.3%	0.4%
Pennsylvania	16	87.0%	2,599,197	4.8%	5.4%
Rhode Island	1	100.0%	148,126	0.3%	0.3%
South Carolina	7	97.7%	792,773	1.5%	1.2%
Tennessee	15	96.1%	1,882,236	3.5%	3.1%
Texas	90	90.8%	9,386,808	17.5%	17.8%
Utah	3	98.7%	607,075	1.1%	1.0%
Virginia	13	92.2%	1,709,881	3.2%	3.0%
West Virginia	3	93.9%	356,721	0.7%	0.6%
Wisconsin	3	94.7%	458,372	0.9%	0.7%
Wyoming	1	89.6%	160,150	0.3%	0.2%
	403	92.0%	53,647,893	100%	100%

Region (1)
East	106	90.4%	14,958,415	27.9%	26.0%
Midwest	70	92.8%	11,001,272	20.5%	19.9%
South	193	91.7%	22,322,575	41.6%	41.3%
West	34	95.7%	5,365,631	10.0%	12.8%
	403	92.0%	53,647,893	100%	100%

(1) NCREIF Regions

Includes pro rata share of joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Same Property NOI Analysis

(In thousands, except property statistics)

	Three Months Ended		Percent	Three Months Ended		Percent	Three Months Ended		Percent
	09/30/04	09/30/03	Change	06/30/04	06/30/03	Change	03/31/04	03/31/03	Change
Analysis Specific Property Statistics (1):
Number of properties included in analysis	306	306		307	307		309	309
Gross leasable area	40,039,823	40,039,823		41,860,398	41,860,398		40,988,528	40,988,528
Percent leased	93.2%	93.2%	0.0%	92.7%	93.0%	-0.3%	92.0%	93.4%	-1.4%

Termination Fees: (2)	$99	$1,008		$(32)	$47		$19	$458

Rental revenues	$91,358	$91,458	-0.1%	$93,928	$95,136	-1.3%	$96,406	$95,819	0.6%
Rental operating expenses	26,502	26,842	-1.3%	27,097	28,769	-5.8%	30,495	30,149	1.1%
SAME PROPERTY NOI (GAAP BASIS)	$64,856	$64,616	0.4%	$66,831	$66,367	0.7%	$65,911	$65,670	0.4%
Operating margin (GAAP basis)	71.0%	70.7%	0.3%	71.2%	69.8%	1.4%	68.4%	68.5%	-0.2%
Straight-line rent adjustment	1,035	970	6.7%	1,222	1,255	-2.6%	1,249	1,173	6.5%
SAME PROPERTY NOI	$63,821	$63,646	0.3%	$65,609	$65,112	0.8%	$64,662	$64,497	0.3%
Operating margin	69.9%	69.6%	0.3%	69.9%	68.4%	1.4%	67.1%	67.3%	-0.2%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$91,358	$91,458		$93,928	$95,136		$96,406	$95,819
Non-same property rental revenues	33,066	26,944		29,832	25,329		29,855	24,445
TOTAL RENTAL REVENUES	124,424	118,402		123,760	120,465		126,261	120,264
Same property rental operating expenses (1)	26,502	26,842		27,097	28,769		30,495	30,149
Non-same property rental operating expenses	12,650	10,599		10,398	10,590		10,449	10,055
TOTAL RENTAL OPERATING EXPENSES	39,152	37,441		37,495	39,359		40,944	40,204

TOTAL NOI (1)	85,272	80,961		86,265	81,106		85,317	80,060

SAME PROPERTY JOINT VENTURE NOI (1)	956	1,048		916	901		1,118	1,027

CONSOLIDATED NOI	84,316	79,913		85,349	80,205		84,199	79,033

Total other income	2,489	2,884		2,408	3,120		2,768	3,833
Total other expenses	(54,089)	(51,816)		(53,378)	(47,568)		(52,419)	(48,832)
Gain on sale of real estate	—	—		—	—		1,217	—
Impairment of real estate	—	—		(43)	(1,124)		—	—
Minority interest in income of consolidated partnership and joint ventures	(203)	(394)		(476)	(375)		(260)	(401)
Income from discontinued operations	(3,072)	1,124		(944)	(1,729)		1,892	1,556

NET INCOME	$29,441	$31,711		$32,916	$32,529		$37,397	$35,189

(1) Includes pro rata share of same property joint venture projects.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense, and includes NOI from properties classified as discontinued operations under SFAS 144.  Same Property NOI excludes the NOI of properties that have undergone or are undergoing redevelopment during the applicable periods, as well as properties acquired or disposed of during the periods presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company's financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Top Ten Tenants

	Tenant	Number of Leases	GLA	GLA as a Percentage of Total Portfolio GLA	ABR	ABR as a Percentage of Total Portfolio ABR
1	The Kroger Co. (1)	48	2,462,474	4.6%	$15,217,435	3.8%
2	Wal-Mart Stores (2)	31	3,291,523	6.1%	13,592,461	3.4%
3	Kmart Corporation	29	2,659,362	5.0%	10,617,645	2.7%
4	Ahold USA (3)	21	1,068,832	2.0%	8,531,886	2.1%
5	The TJX Companies (4)	33	1,049,712	2.0%	6,937,760	1.7%
6	Winn-Dixie Stores (5)	21	838,544	1.6%	5,244,041	1.3%
7	Publix Super Markets	21	760,800	1.4%	5,219,050	1.3%
8	Safeway, Inc. (6)	12	522,935	1.0%	4,564,094	1.1%
9	Delhaize America (7)	22	709,221	1.3%	4,429,996	1.1%
10	CVS Corporation (8)	35	341,037	0.6%	3,850,539	1.0%

		273	13,704,440	25.5%	$78,204,907	19.6%

(1) Includes King Soopers, Kroger, Ralphs and Smith’s.

(2) Includes SAM’S CLUBS, Supercenters and Wal-Mart stores.

(3) Includes BI-LO, Food Max, Giant Food, Martin’s, Stop & Shop and Tops Market.

(4) Includes A.J. Wright, HomeGoods, Marshalls and T.J. Maxx.

(5) Includes SaveRite and Winn-Dixie.

(6) Includes Dominick’s, Genuardi’s, Randalls and Tom Thumb.

(7) Includes Food Lion, Harveys and Kash n’ Karry.

(8) Includes Eckerd leases recently acquired from J.C. Penney Company.

Includes pro rata share of joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

New Lease Summary

NEW LEASE SUMMARY

	Number	GLA	Total New ABR	Tenant Improvements Committed	Leasing Commissions
1Q 2004	164	964,036	$7,938,803	$2,257,352	$957,257
psf			8.23	2.34	0.99
2Q 2004	159	952,894	9,999,519	4,148,968	776,760
psf			10.49	4.35	0.82
3Q 2004	158	998,633	8,687,475	4,896,281	987,145
psf			8.70	4.90	0.99

2004 Total	481	2,915,563	$26,625,797	$11,302,601	$2,721,162
psf			9.13	3.88	0.93

RENEWAL LEASE SUMMARY (1)

			Total Former ABR	Total New ABR	Increase/(Decrease)
	Number	GLA			Total Dollar	Percent
1Q 2004	173	575,060	$5,855,999	$6,170,759	$314,760	5.4%
psf			10.18	10.73	0.55
2Q 2004	208	917,298	8,749,749	9,356,171	606,422	6.9%
psf			9.54	10.20	0.66
3Q 2004	186	782,328	6,906,108	7,404,768	498,660	7.2%
psf			8.83	9.47	0.64

2004 Total	567	2,274,686	$21,511,856	$22,931,698	$1,419,842	6.6%
psf			9.46	10.08	0.62

(1) Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Data includes all leases in effect at March 31, 2004, June 30, 2004 and September 30, 2004, including those that are fully executed, but not yet open.

ABR is presented on a cash basis.

Includes 100 percent of joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Lease Expiration Schedule

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2004	535	1,689,313	3.42%	$7.83	3.31%
2005	1196	5,055,102	10.25%	8.22	10.40%
2006	1209	5,406,093	10.96%	8.87	11.99%
2007	1158	5,286,330	10.72%	8.88	11.75%
2008	886	4,939,135	10.01%	8.61	10.64%
2009	812	5,523,837	11.20%	7.75	10.71%
2010	263	3,413,631	6.92%	7.19	6.14%
2011	177	2,532,543	5.13%	7.86	4.98%
2012	138	1,400,600	2.84%	9.39	3.29%
2013	155	2,233,762	4.53%	7.84	4.38%
2014+	439	11,852,303	24.03%	7.56	22.42%

	6,968	49,332,649	100.0%	$8.10	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes pro rata share of joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)

Stabilized Properties

	Community and Neighborhood Shopping Centers
1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	100%	$380,318	Big B Drugs,Winn-Dixie
2	Riverview Plaza	Gadsden	AL	1990	10/12/95	147,621	100%	975,222	Wal-Mart
3	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	67%	930,435	Wal-Mart
4	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	100%	1,431,937	Wal-Mart
5	Conway Towne Center	Conway	AR	1986	12/12/02	177,149	97%	1,166,604	JC Penney	Office Depot
6	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,461	93%	1,212,126	Food City	Bally’s Fitness
7	Broadway Mesa	Mesa	AZ	1985	12/28/90	182,933	97%	603,809	Kmart
8	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	98%	741,431	Food City
9	Metro Marketplace	Phoenix	AZ	2001	06/21/91	251,175	77%	1,921,847	Office Max, Toys R Us
10	Northmall Centre	Tucson	AZ	1996	12/31/96	168,585	100%	1,625,934	CompUSA, Cost Plus, JC Penney Home Store, Stein Mart
11	Bakersfield Plaza	Bakersfield	CA	1990	06/20/97	213,164	97%	2,001,734	Circuit City, Longs Drugs	Mervyn’s
12	Burbank Plaza	Burbank	CA	1988	05/01/89	14,176	60%	241,670	-
13	Carmen Plaza	Camarillo	CA	2000	06/20/97	129,264	100%	1,563,301	24 Hour Fitness Sport, Michael’s, Sav-on Drug	Big Lots, Trader Joe’s
14	Cudahy Plaza	Cudahy	CA	1994	06/20/97	138,430	100%	702,573	Big Lots, Kmart
15	Arbor Faire	Fresno	CA	1993	04/09/97	199,986	91%	1,875,894	Home Depot, PETsMART, Smart & Final	Mervyn’s
16	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	100%	850,483	United Artists
17	Briggsmore Plaza	Modesto	CA	1998	06/20/97	98,945	91%	638,412	Big Lots, Grocery Outlet	In Shape Health Club
18	Montebello Plaza	Montebello	CA	1996	06/20/97	288,590	100%	3,085,994	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
19	Paradise Plaza	Paradise	CA	1997	06/20/97	198,484	100%	814,032	Albertsons, Kmart, Rite Aid
20	Metro 580	Pleasanton	CA	2004	09/15/97	176,510	100%	2,154,540	Borders, Kohl’s, Sports Chalet	Wal-Mart
21	Rose Pavilion	Pleasanton	CA	1994	02/27/98	292,848	90%	4,559,077	Levitz Furniture, Macy’s Home Store	Long’s Drugs
22	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	100%	2,011,852	T.J. Maxx	Ralphs, Rite Aid
23	Bristol Plaza	Santa Ana	CA	2003	06/20/97	111,403	100%	1,692,620	Big Lots, PETCO, Rite Aid, Trader Joe’s	Michaels
24	Vail Ranch Center	Temecula	CA	2003	02/25/03	203,904	96%	2,374,194	Stater Bros., Stein Mart
25	Arvada Plaza	Arvada	CO	1994	12/12/02	98,272	100%	474,117	Arc Thrift Store, King Soopers
26	Aurora Plaza	Aurora	CO	1996	12/12/02	161,541	100%	951,969	Big Lots, King Soopers, Latino Cinema
27	Superior Marketplace	Superior	CO	2004	07/31/02	248,330	99%	3,256,600	Gart Bros. Sporting Goods, Michaels, Office Max, PETsMART, Ross Stores, T.J. Maxx, Wild Oats	Costco, SuperTarget
28	Westminster City Center	Westminster	CO	1996	12/16/97	341,600	100%	4,478,523	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Golfsmith, Gordmans
29	Brooksville Square	Brooksville	FL	1987	03/28/94	191,202	43%	677,001	Publix
30	Clearwater Mall	Clearwater	FL	2003	01/30/04	285,515	95%	4,951,111	Linens N’ Things, Ross	Costco, Lowe’s, Target
31	Coconut Creek	Coconut Creek	FL	2002	03/01/02	264,846	83%	2,704,932	Big Lots, Publix
32	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,301,527	Kmart, Publix
33	Morse Shores	Ft. Myers	FL	2001	03/01/02	169,545	93%	1,006,551	Bealls Outlet, Big Lots, Publix
34	Sun Plaza	Ft. Walton Beach	FL	2004	12/12/02	153,718	100%	1,336,770	Circuit City, Office Depot, Publix, T.J. Maxx
35	Holly Hill Shopping Center	Holly Hill	FL	1998	12/12/02	116,096	93%	871,490	Family Dollar, Winn-Dixie
36	Normandy Square	Jacksonville	FL	1996	12/12/02	87,240	100%	633,849	CVS, Family Dollar, Winn-Dixie
37	Regency Park	Jacksonville	FL	2004	06/16/97	333,948	95%	2,699,647	American Signature, Babies R Us, Marshalls, Rhodes Furniture
38	Plaza 66	Kenneth City	FL	1995	12/12/02	95,320	100%	764,660	Kash n’ Karry
39	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	90%	615,033	International Super Buffet
40	Miami Gardens	Miami	FL	1996	10/06/97	244,719	99%	2,290,849	Kmart, Ross, Winn-Dixie
41	Freedom Square	Naples	FL	1995	10/06/97	211,839	100%	1,751,465	Kmart, Publix
42	Presidential Plaza	North Lauderdale	FL	1995	04/18/97	88,306	94%	676,530	Family Dollar, Winn-Dixie
43	Silver Hills	Orlando	FL	1985	03/01/02	108,811	99%	496,046	AutoZone, Buddy’s Home, Winn-Dixie
44	23rd Street Station	Panama City	FL	1995	07/01/98	98,827	96%	990,636	Publix
45	Panama City Square	Panama City	FL	1992	06/25/03	289,119	95%	1,668,447	Goody’s, Michaels, The Sports Authority, T.J. Maxx, Wal-Mart
46	Pensacola Square	Pensacola	FL	1995	12/12/02	142,501	93%	1,155,243	Circuit City, Ethan Allen, Office Max	Books-A-Million, Hobby Lobby
47	Riverwood	Port Orange	FL	1996	09/05/97	93,506	94%	478,566	Walgreens, Winn-Dixie
48	Seminole Plaza	Seminole	FL	1995	06/11/98	146,579	100%	901,257	Burlington Coat Factory, T.J. Maxx
49	Eagles Park	St. Petersburg	FL	1986	03/01/02	124,971	77%	858,701	Publix
50	Rutland Plaza	St. Petersburg	FL	2002	11/01/96	149,562	100%	1,166,696	Big Lots, Winn-Dixie

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
51	Skyway Plaza	St. Petersburg	FL	2002	12/12/02	110,799	98%	808,782	Dollar Tree, Kash n’ Karry, Walgreens
52	Downtown Publix	Stuart	FL	2000	03/01/02	153,909	95%	1,243,398	Publix, Schumacher Music
53	Tarpon Mall	Tarpon Springs	FL	2003	12/12/02	127,965	98%	872,928	Publix
54	Albany Plaza	Albany	GA	1995	05/12/94	114,169	100%	633,124	Big Lots, Food Lion
55	Southgate Plaza	Albany	GA	1969	07/11/90	59,816	100%	414,469	Bargain Town, Cititrends, OK Beauty Supply, Save-A-Lot
56	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	93%	901,038	Belk’s, Harveys
57	North Leg Plaza	Augusta	GA	1997	12/12/02	118,580	100%	612,481	Bealls Outlet, Big Lots, Food Lion
58	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	100%	470,188	CVS, SaveRite
59	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	99%	558,401	Badcock Furniture, Kroger
60	Covered Bridge	Clayton	GA	2001	12/12/02	61,375	100%	427,782	BI-LO, Family Dollar
61	Cordele Square	Cordele	GA	2002	07/11/90	128,927	95%	621,845	Belk’s, Goody’s, Harvey Foods
62	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	95%	70,315	Fred’s Dollar Store
63	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	99%	804,768	B.C. Moore, Wal-Mart
64	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	99%	760,908	Kmart, Winn-Dixie
65	Covington Gallery	Covington	GA	1991	12/30/93	174,857	98%	1,034,528	Ingles, Kmart
66	Northside Plaza	Dalton	GA	2001	10/11/95	73,931	96%	518,099	BI-LO, Family Dollar
67	Midway Village	Douglasville	GA	1989	05/01/97	73,028	91%	490,252	SaveRite
68	Westgate	Dublin	GA	2004	07/11/90	122,438	93%	616,462	Beall’s, Big Lots, Food Max	Home Depot
69	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	100%	426,482	Marshalls
70	New Chastain Corners	Marietta	GA	2004	07/17/97	108,380	98%	1,069,581	Kroger
71	Pavilions at Eastlake	Marietta	GA	1996	03/01/99	159,088	89%	1,621,309	Ace Hardware, Kroger
72	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	93%	412,489	Family Dollar, Marshalls
73	Merchants Crossing	Newnan	GA	1988	12/12/02	174,059	56%	668,212	Hastings, Kroger
74	Perry Marketplace	Perry	GA	2004	12/30/92	179,973	98%	1,008,249	Ace Hardware, Bealls Outlet, Fred’s, Kroger
75	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	100%	590,639	SaveRite
76	Shops of Riverdale	Riverdale	GA	1995	02/15/96	16,808	77%	170,272	-	Wal-Mart
77	Eisenhower Square	Savannah	GA	1997	07/16/97	125,120	100%	909,689	Eisenhower Cinema, Food Lion
78	Victory Square	Savannah	GA	1998	07/02/92	168,514	79%	1,049,148	Food Lion, Scotty’s
79	Wisteria Village	Snellville	GA	2004	10/11/95	173,152	100%	1,077,544	Hobby Lobby, Kmart
80	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%	568,704	-
81	Stockbridge Village	Stockbridge	GA	1991	04/29/04	188,203	99%	2,627,294	Kroger
82	Tift-Town	Tifton	GA	1965	07/11/90	58,818	84%	209,508	Bealls Outlet, CVS, Family Dollar, Salvation Army
83	Westgate	Tifton	GA	1980	07/11/90	16,307	100%	142,100	-
84	Haymarket Mall	Des Moines	IA	2002	05/12/95	239,508	95%	1,227,363	Burlington Coat Factory, Hobby Lobby
85	Haymarket Square	Des Moines	IA	2002	05/12/95	269,465	98%	1,639,640	Big Lots, Dahl’s Foods, Northern Tool, Nova Cinema, Office Depot
86	Annex of Arlington	Arlington Heights	IL	1999	08/26/04	197,328	99%	2,423,500	Barnes & Noble, PetsMart, Sports Authority, Trader Joe’s
87	Festival Center	Bradley	IL	2000	12/12/02	63,796	23%	115,769	-
88	Southfield Plaza	Bridgeview	IL	2000	12/03/96	198,331	100%	1,819,205	Dominick’s Foods, Hobby Lobby
89	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	100%	392,570	Big Lots, Hobby Lobby
90	Elk Grove Town Center	Elk Grove Village	IL	1998	01/30/04	131,849	99%	2,012,405	Dominick’s Foods, Walgreen
91	Freeport Plaza	Freeport	IL	2000	12/12/02	87,846	94%	448,456	Cub Foods, Stone’s Hallmark
92	Westridge Court	Naperville	IL	2002	07/18/97	454,183	86%	4,991,306	Borders, CompUSA, Cub Foods, Linens ‘N Things, Marshalls, Nova 8 Theatre
93	Olympia Corners	Olympia Fields	IL	1988	12/12/02	113,070	89%	881,268	Jewel-Osco
94	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	100%	662,124	CVS, Martin’s Super Market
95	Elkhart Market Centre	Goshen	IN	1994	12/12/02	356,915	100%	1,941,022	Sam’s Wholesale Club, Wal-Mart
96	Marwood Plaza	Indianapolis	IN	1992	12/12/02	107,080	97%	735,426	CVS, Fashion Bug Plus, Kroger
97	Westlane Shopping Center	Indianapolis	IN	1982	12/12/02	71,490	100%	413,675	CVS, Family Dollar, Lo Bill Foods
98	Valley View Plaza	Marion	IN	1997	03/28/94	29,974	96%	291,602	-	Wal-Mart
99	Town Fair	Princeton	IN	1991	02/09/93	119,439	100%	490,025	Goody’s, Kmart
100	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	90%	301,097	Buehler Foods	Big Lots
101	Wabash Crossing	Wabash	IN	1988	12/16/93	172,492	62%	528,753	-
102	Green River Plaza	Campbellsville	KY	1989	03/08/96	190,316	100%	1,006,176	Goody’s, JC Penney, Kroger
103	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	98%	788,693	Kmart, Staples

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
104	Florence Plaza	Florence	KY	1985	12/12/02	170,404	99%	1,007,325	99 Center, Hobby Lobby, Rhodes Furniture	Toys R Us
105	Florence Square	Florence	KY	2000	03/17/04	361,251	95%	3,657,619	HomeGoods, Kroger, National Amusement, Staples, TJ Maxx
106	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	766,999	Food Lion, Kmart
107	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	100%	1,685,664	Wal-Mart
108	London Marketplace	London	KY	1994	03/17/94	169,032	100%	968,773	Goody’s, Kmart, Kroger
109	Eastgate Shopping Center	Louisville	KY	2002	11/10/93	162,041	95%	1,184,298	Kincaid Home Furnishings, Kroger
110	Picadilly Square	Louisville	KY	1973	04/25/89	96,370	84%	340,957	Big Lots, Royal Garden Buffet
111	Towne Square North	Owensboro	KY	1988	12/12/02	163,252	96%	917,613	Books-A-Million, Hobby Lobby, Office Depot
112	Lexington Road Plaza	Versailles	KY	1994	04/28/94	182,578	99%	1,213,779	Kmart, Kroger
113	Karam Shopping Center	Lafayette	LA	1998	12/12/02	100,238	100%	349,773	Conn’s Appliance, Super 1 Foods
114	Desiard Plaza	Monroe	LA	1995	12/12/02	65,439	93%	313,732	Brookshire’s, Family Dollar
115	Iberia Plaza	New Iberia	LA	1992	03/01/02	132,107	97%	663,416	Stage, Super 1 Foods
116	Lagniappe Village	New Iberia	LA	1990	07/01/98	213,108	98%	1,041,825	Big Lots
117	The Pines	Pineville	LA	1991	03/01/02	179,039	100%	865,683	Kmart, Super 1 Foods
118	Points West	Brockton	MA	1984	12/12/02	144,042	100%	869,414	HomeGoods, Ocean State Job Lot
119	Holyoke Shopping Center	Holyoke	MA	2000	12/12/02	204,875	99%	1,259,680	Stop & Shop
120	Liberty Plaza	Randallstown	MD	1983	05/12/95	215,634	81%	1,350,812	Marshalls
121	Rising Sun Towne Centre	Rising Sun	MD	1998	06/04/99	66,702	98%	610,594	Family Dollar, Martin’s
122	Maple Village	Ann Arbor	MI	2000	10/14/94	288,046	100%	1,595,110	Dunham’s, Kmart
123	Grand Crossing	Brighton	MI	1994	01/03/03	77,956	97%	673,873	ACO Hardware, VG’S Food
124	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,310	98%	673,036	Farmer Jack
125	Silver Lake	Fenton	MI	1996	01/03/03	77,302	100%	1,013,495	Glik’s, VG’S Food
126	Fremont	Fremont	MI	1995	01/03/03	40,800	100%	237,985	D&W Food Center, Glik’s
127	Cascade East	Grand Rapids	MI	1983	01/03/03	99,542	99%	820,896	D&W Food Center, Powerhouse Gym
128	Kentwood	Kentwood	MI	1987	01/03/03	78,007	86%	480,715	D&W Food Center, Spartan Stores Credit Union
129	Delta Center	Lansing	MI	2003	12/12/95	186,246	95%	1,834,127	Bed,Bath and Beyond, Pet Food Warehouse, T.J. Maxx
130	Fashion Corner	Saginaw	MI	2004	12/12/95	189,260	83%	1,323,042	Bed, Bath & Beyond, Best Buy, Dunham’s
131	Green Acres	Saginaw	MI	1995	12/12/02	271,506	90%	1,592,794	A.J. Wright, Big Lots, Farmer Jack
132	Hall Road Crossing	Shelby Township	MI	1999	12/12/95	175,763	100%	1,967,370	Gander Mountain, Michaels, Old Navy, TJ Maxx
133	Southfield Shopping Center	Southfield	MI	2002	02/12/98	106,948	100%	1,035,507	Dollar Castle, Farmer Jack	Burlington Coats, Marshalls
134	18 & Ryan	Sterling Heights	MI	1997	01/03/03	98,728	100%	1,328,115	Murray’s Auto Parts, Sears Hardware, VG’S Food
135	Delco Plaza	Sterling Heights	MI	1996	11/14/96	154,853	100%	766,536	Babies R Us, Bed, Bath & Beyond, Dunham’s
136	Harvest Place	Stevensville	MI	1994	01/03/03	61,965	98%	519,410	Martin’s Supermarket
137	Westland Crossing	Westland	MI	1999	11/16/99	141,738	92%	1,259,732	Grand Prix of America, Michaels	Toys R Us
138	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	100%	1,281,951	Busch Grocery, Wal-Mart
139	University IV	Spring Lake Park	MN	1988	12/12/02	55,715	98%	465,310	Northwest Bookstore, The Gym
140	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	351,136	Books-A-Million, Georgia Carpet Outlet, Office Depot
141	Stanly County Plaza	Albemarle	NC	1988	03/28/94	63,637	99%	464,696	Ingles	Wal-Mart
142	Village Marketplace	Asheboro	NC	1991	04/13/95	87,869	92%	595,374	Big Lots
143	Macon Plaza	Franklin	NC	2001	12/12/02	92,787	91%	366,214	BI-LO, Peebles
144	Foothills Market	Jonesville	NC	1996	06/05/95	49,630	98%	256,449	Food Lion
145	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	88%	305,822	CVS, Food Lion	Wal-Mart
146	Kinston Pointe	Kinston	NC	2001	07/05/95	250,580	98%	700,492	Dollar Tree, Wal-Mart
147	Roxboro Square	Roxboro	NC	1989	06/05/95	98,980	86%	401,338	-
148	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	87%	535,248	Belk-Yates
149	Crossroads Center	Statesville	NC	1997	02/27/96	340,190	100%	2,084,683	Wal-Mart
150	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	96%	642,985	Eckerd, Lowes Food
151	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	97%	723,397	B.C. Moore, Food Lion, Wal-Mart
152	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	96%	953,229	Wal-Mart, Winn-Dixie	Belk’s
153	Parkway Plaza	Winston-Salem	NC	1990	12/12/02	286,405	97%	2,378,630	Comfort Home Furniture, Lowes Foods, Office Depot
154	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	100%	929,833	Michaels, Natural Health Superstore, Office Max
155	Laurel Square	Brick	NJ	2003	07/13/92	246,235	99%	1,909,490	Kmart, Pathmark
156	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	100%	861,724	Hamilton Home Furnishings, Kmart

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
157	Bennetts Mills Plaza	Jackson	NJ	2002	09/01/94	127,230	100%	1,258,427	Stop & Shop
158	Middletown Plaza	Middletown	NJ	2002	01/01/75	198,068	95%	2,535,158	ShopRite
159	Tinton Falls Plaza	Tinton Falls	NJ	1998	01/30/98	100,582	92%	939,700	Burlington Coat Factory, Lifestyle Fitness	A&P
160	Renaissance Center East	Las Vegas	NV	1981	10/17/96	142,370	92%	1,260,337	Albertsons
161	Kietzke Center	Reno	NV	1986	06/20/97	167,296	92%	1,181,912	Ric’s Furniture, Winans Furniture	Ashley Furniture, Sportsman Warehouse
162	University Mall	Canton	NY	1967	01/01/76	81,027	100%	358,335	Rexford’s Hardware, Wisebuys
163	Cortlandville	Cortland	NY	2003	08/04/87	100,300	69%	257,130	Big Lots, Country Max, Kinney Drugs
164	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	596,895	Kmart, Office Max
165	D & F Plaza	Dunkirk	NY	1967	01/01/86	201,025	88%	884,371	Big Lots, Quality Markets
166	Elmira Plaza	Elmira	NY	2001	02/13/89	50,803	89%	135,728	Big Lots, Dollar General
167	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	99%	1,482,072	Wal-Mart, Wegmans
168	Pyramid Mall	Geneva	NY	1990	08/03/93	239,500	57%	1,050,539	Big Lots, Tops Markets
169	McKinley Plaza	Hamburg	NY	1991	06/14/92	93,144	100%	943,857	A.C. Moore, T.J. Maxx
170	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,426	99%	1,164,717	Eckerd, P&C Foods, T.J. Maxx
171	Monroe ShopRite Plaza	Monroe	NY	1985	08/01/97	122,394	100%	1,517,617	ShopRite, US Postal
172	South Plaza	Norwich	NY	2004	04/01/83	143,620	70%	337,923	Plaza Lanes, Save-A-Lot, Tractor Supply
173	Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	34%	118,617	Wal-Mart (warehouse)
174	Oswego Plaza	Oswego	NY	1996	01/01/77	128,087	98%	606,736	Big Lots, JC Penney
175	Westgate Manor	Rome	NY	2004	01/01/86	75,813	95%	462,934	Big Lots, Rome Cinemas
176	Northland	Watertown	NY	2004	01/01/73	131,982	29%	339,232	-
177	Ashland Square	Ashland	OH	1991	10/06/93	163,168	99%	952,947	Wal-Mart
178	Harbor Plaza	Ashtabula	OH	2003	02/20/91	51,794	77%	247,554	Harbor Market
179	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	98%	1,397,468	Circuit City, OfficeMax	Ashley Furniture, Pat Catan’s Craft
180	Delhi	Cincinnati	OH	2002	05/22/96	166,317	97%	1,446,669	Big Lots, Kroger
181	Harpers Station	Cincinnati	OH	2000	09/11/03	240,681	99%	2,344,072	Bova Furniture, Dillard’s, HomeGoods, Stein Mart, TJ Maxx
182	Hillcrest Square	Cincinnati	OH	1996	12/12/02	150,218	97%	542,273	Furniture & Mattress Dist. Center, Kroger
183	Crown Point	Columbus	OH	1998	07/23/98	147,427	95%	1,187,319	Kroger, Lombards
184	Greentree Shopping Center	Columbus	OH	1998	07/23/98	128,501	92%	973,660	Kroger
185	Karl Plaza	Columbus	OH	1992	12/12/02	99,044	97%	736,352	Staples, Super Seafood Buffet	Frank’s Nursery & Crafts
186	South Towne Centre	Dayton	OH	1994	03/27/92	316,169	98%	2,438,376	Borders, Burlington Coat Factory, Kmart, Value City Furniture
187	The Vineyards	Eastlake	OH	1989	12/12/02	144,220	100%	1,289,966	Goodwill, Tops Markets	Wal-Mart
188	Midway Crossing	Elyria	OH	1986	12/11/95	138,247	98%	1,033,253	Dunham’s, Jo-Ann Fabrics, TJ Maxx	Toys R Us
189	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	97%	2,661,096	Circuit City, Dick’s Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
190	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	100%	461,560	Chief Supermarket, Rite Aid
191	New Boston	New Boston	OH	2000	02/17/93	238,711	78%	1,149,452	Wal-Mart
192	Brice Park	Reynoldsburg	OH	1989	03/04/98	158,742	100%	1,795,290	Gregg Appliances, Michaels, Old Navy
193	Starlite Plaza	Sylvania	OH	2000	07/22/04	222,450	93%	1,646,916	Farmer Jack
194	Alexis Park	Toledo	OH	1988	12/12/02	258,942	72%	801,989	Value City
195	Glengary Shopping Center	Westerville	OH	1998	12/12/02	105,601	74%	573,706	Aldi
196	Marketplace	Tulsa	OK	1992	09/01/04	186,851	100%	1,750,139	CompUSA, Drysdale’s, Oshman’s, PetsMart
197	Bethel Park	Bethel Park	PA	2004	05/14/97	218,714	98%	1,422,716	Giant Eagle, Wal-Mart
198	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	97%	1,430,888	Big Lots, Pathmark
199	New Britain Village Square	Chalfont	PA	1989	01/09/04	143,716	98%	2,113,847	Genuardi’s Family Market
200	Dickson City Crossings	Dickson City	PA	1997	09/30/03	301,462	100%	2,756,571	Circuit City, Dick’s Sporting Goods, Home Depot, PETsMART, TJ Maxx
201	Dillsburg Shopping Center	Dillsburg	PA	2002	10/16/96	146,193	74%	1,478,178	Giant Food
202	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,425,260	Kmart, Weis Markets
203	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	100%	401,560	Chuck E. Cheese, Dunham’s, Staples	Toys R Us
204	New Garden	Kennett Square	PA	2001	06/20/97	146,720	97%	690,110	Acme Markets, Big Lots
205	Stone Mill Plaza	Lancaster	PA	1993	01/06/94	94,493	91%	858,656	Giant Food, Rent-To-Own
206	Roosevelt Mall	Philadelphia	PA	1988	01/01/64	561,299	98%	6,411,119	Strawbridge’s
207	Hampton Square	Southampton	PA	2002	12/29/98	62,933	100%	695,973	Eckerd, Fresh Grocer
208	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	100%	525,640	Hallmark, Redner’s Warehouse Market	Kmart
209	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,126	100%	1,310,225	Marshalls, Ocean State Job Lot, Stop & Shop

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
210	South Park	Aiken	SC	1991	12/12/02	55,583	100%	285,913	Fred’s, Goodwill Emporium
211	Circle Center	Hilton Head	SC	2000	03/24/94	65,313	97%	684,741	BI-LO
212	Palmetto Crossroads	Hilton Head	SC	2000	10/18/95	40,910	100%	328,390	Food Lion, Market Area Real Estate Sales
213	Lexington Town Square	Lexington	SC	1995	12/12/02	75,763	100%	416,434	Animal Supply House, Food Lion, Musicans Supply
214	Remount Village	North Charleston	SC	1996	11/13/96	60,238	94%	524,699	BI-LO
215	Congress Crossing	Athens	TN	1990	11/10/88	172,305	100%	1,094,784	BI-LO, Kmart
216	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	671,423	CVS, Winn-Dixie
217	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	94%	297,932	Dollar General, Food Lion
218	West Towne Square	Elizabethton	TN	1998	06/09/98	99,224	87%	566,804	Dollar Tree, Winn-Dixie
219	Greeneville Commons	Greeneville	TN	2002	03/10/92	228,618	99%	1,517,541	Kmart, Proffitt’s
220	Hazel Path	Hendersonville	TN	1989	11/27/95	67,965	87%	464,507	Food Lion	Wal-Mart
221	Kimball Crossing	Kimball	TN	1997	11/27/95	280,476	100%	1,806,369	Factory Direct Home Furnishing, Wal-Mart
222	Chapman-Ford Crossing	Knoxville	TN	1990	12/30/92	185,604	92%	864,248	Goody’s
223	Chapman Square	Knoxville	TN	2004	12/12/02	53,591	75%	382,849	Dollar Tree	Kroger
224	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	100%	336,153	Dollar General, Food Lion	The Crystal Company
225	Georgetown Square	Murfreesboro	TN	2003	09/29/93	104,117	100%	958,365	Kroger
226	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	96%	590,774	Dollar Tree, Winn-Dixie
227	Madison Street Station	Shelbyville	TN	1999	10/11/95	56,766	93%	324,993	BI-LO, Dollar Tree
228	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	98%	1,218,846	Wal-Mart
229	Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	96%	1,135,027	Wal-Mart
230	Palm Plaza	Aransas	TX	1979	03/01/02	52,100	83%	288,401	Bealls (Stage), Family Dollar
231	Bardin Place Center	Arlington	TX	1993	10/06/97	310,184	99%	2,912,275	Hemispheres, Oshman’s	Hobby Lobby
232	Windsor Village	Austin	TX	1997	03/01/02	114,776	94%	783,677	Bealls (Stage), New Light Church
233	Baytown Shopping Center	Baytown	TX	1987	03/01/02	96,146	87%	808,571	-
234	Cedar Bellaire	Bellaire	TX	1994	03/01/02	50,967	100%	465,626	H.E.B. Pantry Foods, ICI Paints
235	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	384,349	Food City, Family Dollar, Hancock Fabrics
236	Rice Bellaire	Bellaire	TX	2000	03/01/02	20,465	100%	450,256	Walgreens
237	Brenham Four Corners	Brenham	TX	1997	03/01/02	114,571	100%	769,222	CVS, H.E.B., Palais Royal
238	Bryan Square	Bryan	TX	2001	03/01/02	55,115	100%	178,616	Firestone, Kroger
239	Townshire	Bryan	TX	2002	03/01/02	136,693	87%	674,763	Albertsons, Tops Printing
240	Plantation Plaza	Clute	TX	1997	03/01/02	100,397	92%	772,847	Kroger, Walgreens
241	Culpepper Plaza	College Station	TX	1996	03/01/02	209,760	88%	1,460,960	Baskins
242	Rock Prairie Crossing	College Station	TX	2002	03/01/02	119,041	100%	1,109,760	CVS, Kroger
243	Carmel Village	Corpus Christi	TX	1993	03/01/02	85,833	93%	666,790	Bay Area Dialysis, Bealls (Stage) , Tuesday Morning
244	Five Points	Corpus Christi	TX	1993	03/01/02	276,593	94%	1,945,422	Bealls (Stage), Hobby Lobby, Sutherland Lumber
245	Claremont Village	Dallas	TX	1976	03/01/02	66,980	97%	436,555	Family Dollar, Minyard’s
246	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	100%	462,912	Blockbuster, Carnival, Family Dollar
247	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	422,171	Minyard, O’Reilly’s Auto Parts
248	Webb Royal	Dallas	TX	1992	03/01/02	108,627	89%	655,251	Minyard, Nothing Over $1.00
249	Westmoreland Heights	Dallas	TX	1952	03/01/02	108,033	96%	577,192	Malone’s
250	Wynnewood Village	Dallas	TX	1996	03/01/02	464,854	88%	3,633,174	Fallas Paredes, Kroger
251	Parktown	Deer Park	TX	1999	03/01/02	122,693	95%	788,160	Burke’s Outlet, Gerland’s, Walgreens
252	Kenworthy Crossing	El Paso	TX	2003	03/01/02	70,969	91%	436,450	Albertsons
253	Friendswood Square	Friendswood	TX	1979	03/01/02	63,439	33%	244,905	Dollar General
254	The Market at Preston Ridge	Frisco	TX	2003	09/01/04	50,326	96%	873,228	CompUSA
255	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,651	100%	297,960	Family Dollar, Fiesta, Hi Style Fashion
256	Westcliff	Ft. Worth	TX	1999	03/01/02	133,705	84%	611,484	Cook Children’s Health Foundation, Minyard’s
257	Village Plaza	Garland	TX	2002	03/01/02	89,241	94%	786,800	Truong Nguyen Grocer
258	North Hills Village	Haltom City	TX	1998	03/01/02	43,299	69%	154,536	Ace Hardware, Save-A-Lot
259	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,341	100%	1,141,026	Kroger
260	Antoine Square	Houston	TX	1974	03/01/02	54,512	11%	96,432	-
261	Beltway South	Houston	TX	1998	03/01/02	107,174	99%	880,108	Kroger
262	Braes Heights	Houston	TX	2003	03/01/02	100,264	79%	1,280,443	CVS

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
263	Braes Link	Houston	TX	1999	03/01/02	38,997	100%	591,056	Classic Fine Furniture, Walgreens
264	Braes Oaks	Houston	TX	1992	03/01/02	46,720	96%	393,488	H.E.B. Pantry Foods
265	Braesgate	Houston	TX	1997	03/01/02	91,670	92%	460,833	-
266	Broadway	Houston	TX	1996	03/01/02	74,942	96%	482,625	Dollar General, The Worksource
267	Clear Lake Camino South	Houston	TX	2004	03/01/02	112,803	98%	1,398,198	24 Hour Fitness, Hancock Fabrics, Mr. Gatti’s Pizza, Spec’s Liquors
268	Fondren	Houston	TX	1999	03/01/02	45,873	98%	508,925	-
269	Hearthstone Corners	Houston	TX	1998	03/01/02	208,147	100%	1,711,849	Big Lots, Kroger, Stein Mart
270	Huntington Village	Houston	TX	1987	03/01/02	112,287	97%	832,346	Family Dollar, Foodtown, Twice Blessed
271	Inwood Forest	Houston	TX	1997	03/01/02	77,553	89%	677,853	Randalls
272	Jester Village	Houston	TX	1988	03/01/02	64,442	95%	516,965	H.E.B. Pantry Foods
273	Jones Plaza	Houston	TX	2000	03/01/02	111,355	100%	1,051,800	24 Hour Fitness, Hancock Fabrics
274	Jones Square	Houston	TX	1999	03/01/02	169,003	98%	1,065,588	Big Lots, Hobby Lobby
275	Lazybrook	Houston	TX	1988	03/01/02	10,745	81%	99,555	-
276	Long Point Square	Houston	TX	2002	03/01/02	74,329	100%	516,076	Family Dollar, Family Thrift, Hometown Warehouse, O’Reilly’s Auto Parts
277	Maplewood Mall	Houston	TX	2004	03/01/02	94,360	84%	527,196	Burke’s Outlet,Cox’s Foodarama, Family Dollar
278	Merchants Park	Houston	TX	1997	03/01/02	241,742	96%	1,997,045	Big Lots, Fallas Paredes, Kroger, Planters Bank
279	Mount Houston Square	Houston	TX	1996	03/01/02	176,151	92%	929,670	Fallas Paredes
280	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	77%	693,455	Furr’s Cafeteria
281	Northgate	Houston	TX	1972	03/01/02	43,244	93%	324,849	Blockbuster, Firestone
282	Northshore East	Houston	TX	2001	03/01/02	90,841	97%	1,225,635	Office Depot, River Oaks Imaging & Diagnostic
283	Northshore West	Houston	TX	1997	03/01/02	144,982	81%	1,042,990	Conn Appliances, PETCO, Sellers Brothers
284	Northtown Plaza	Houston	TX	1990	03/01/02	192,009	100%	1,633,412	Big Lots, Factory 2-U, Fallas Paredes
285	Northwood	Houston	TX	1972	03/01/02	140,148	91%	894,474	Davis Food City
286	Pinemont	Houston	TX	1999	03/01/02	76,477	90%	829,919	Family Dollar, Houston Community College
287	Stella Link	Houston	TX	1998	03/01/02	99,727	79%	556,357	Conn’s Clearance, Food City
288	Tanglewilde	Houston	TX	1998	03/01/02	87,309	86%	795,994	Firestone, Party City, Salon In The Park
289	Tidwell Place	Houston	TX	1991	03/01/02	41,855	100%	402,768	Doctors Hospital, Family Dollar, Hometown Warehouse
290	Westheimer Commons	Houston	TX	1995	03/01/02	249,656	90%	2,243,630	Marshalls, Michaels
291	The Crossing at Fry Road	Katy	TX	1996	03/01/02	225,403	99%	1,945,860	Hobby Lobby, Kroger, Palais Royal, Stein Mart
292	Washington Square	Kaufman	TX	1978	03/01/02	66,607	89%	276,568	Auto Zone, Bealls (Stage), CVS, Family Dollar
293	League City	League City	TX	1992	03/01/02	99,021	90%	486,688	Bealls (Stage), Family Dollar, H.E.B. Pantry Foods, Jo-Ann Fabrics
294	Jefferson Park	Mount Pleasant	TX	2001	03/01/02	134,441	96%	762,443	Bealls (Stage), Super 1 Foods
295	Crossroads Center	Pasadena	TX	1997	03/01/02	138,943	88%	1,272,497	Kroger, Sears Hardware
296	Parkview East	Pasadena	TX	2002	03/01/02	38,186	93%	311,596	Dollar General, Hancock Fabrics
297	Parkview West	Pasadena	TX	1991	03/01/02	39,939	93%	332,559	Family Dollar
298	Spencer Square	Pasadena	TX	1998	03/01/02	194,512	96%	2,201,819	Kroger
299	Pearland Plaza	Pearland	TX	1995	03/01/02	156,661	97%	1,054,846	Kroger, Palais Royal
300	Northshore Plaza	Portland	TX	2000	12/12/02	152,144	96%	820,254	Bealls (Stage), H.E.B.	Kmart
301	Klein Square	Spring	TX	1999	03/01/02	80,857	99%	705,152	Family Dollar, Foodtown
302	Keegan’s Meadow	Stafford	TX	1999	03/01/02	125,298	96%	1,122,572	Palais Royal, Randalls
303	Texas City Bay	Texas City	TX	1997	03/01/02	235,784	51%	904,211	Kroger
304	Village Center	Victoria	TX	1982	03/01/02	118,827	77%	382,325	Bealls (Stage), Dollar King, Megaworld, Victoria Office Equipment
305	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	95%	1,404,274	Toy Works, Ukrops Supermarket	Kohl’s
306	Victorian Square	Midlothian	VA	1991	03/24/94	271,215	94%	1,457,187	Kmart, Kroger, Lowe’s
307	Jefferson Green	Newport News	VA	1988	12/12/02	55,045	100%	695,136	Northern Handyman
308	VA-KY Regional S.C.	Norton	VA	1996	12/30/92	193,238	100%	1,285,120	Goody’s, Ingles, Wal-Mart
309	Cross Pointe Marketplace	Richmond	VA	1987	12/12/02	73,788	78%	428,655	Food Lion
310	Tuckernuck Square	Richmond	VA	1994	12/12/02	86,010	100%	961,410	Babies R Us, Chuck E. Cheese
311	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	100%	984,111	Wal-Mart
312	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	100%	780,234	CVS, Kroger
313	Lake Drive Plaza	Vinton	VA	2001	02/12/98	148,060	97%	991,934	Big Lots, Goodwill, Kroger
314	Hilltop Plaza	Virginia Beach	VA	1998	12/12/02	152,025	96%	1,161,206	Office Depot, The North Carolina Company
315	Ridgeview Centre	Wise	VA	1990	07/02/92	177,764	100%	1,223,285	Food City, Kmart	Belk’s
316	Packard Plaza	Cudahy	WI	1992	12/12/02	117,827	90%	550,870	Aldi, Dunham’s, Jo Ann Fabrics, Merchandise Outlet

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
317	Northridge Plaza	Milwaukee	WI	1996	12/12/02	142,126	94%	1,040,378	Big Lots, Circuit City
318	Paradise Pavilion	West Bend	WI	2000	12/12/02	198,419	98%	1,225,372	Hobby Lobby, Kohl’s	ShopKo
319	Moundsville Plaza	Moundsville	WV	2004	12/27/88	176,446	88%	1,037,482	Big Lots, Kroger
320	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	675,261	Office Depot, T.J. Maxx
321	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	100%	591,724	Kmart
322	Cheyenne Plaza	Cheyenne	WY	1995	12/12/02	160,150	90%	971,988	Big Lots, Murdoch’s Ranch & Home Supply	Econofoods, Hobby Lobby
					TOTAL	44,495,052	93%	$335,386,737

	Single Tenant Properties

1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391
4	Mad Butcher	Pine Bluff	AR	1981	08/10/93	60,842	100%	288,999
5	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	52,500
6	Kmart	Atlantic	IA	1980	01/19/94	40,318	100%	160,000
7	Socorro	Socorro	NM	1976	03/01/02	48,000	100%	418,000	Smith’s Food
8	Harveys	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic
9	Hardees	Hanover	PA	1971	07/31/97	3,800	0%	—
10	Yarbrough	El Paso	TX	1995	03/01/02	48,000	0%	—
11	Old Egypt	Magnolia	TX	2003	03/01/02	14,490	100%	333,000	Walgreens
12	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755
					TOTAL	374,333	86%	$2,015,839

	Enclosed Malls / Specialty Retail Properties

1	Pointe*Orlando	Orlando	FL	1997	11/30/99	461,629	70%	$7,919,654	Disney, Foot Locker, Muvico, XS
2	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	30%	358,258	Shop ‘n Save
3	Valley Fair Mall	West Valley City	UT	1987	12/31/96	607,075	99%	3,881,383	JC Penney, Meier & Frank, Mervyn’s
					TOTAL	1,404,926	73%	$12,159,295

	Miscellaneous Properties

1	Unity Plaza	East Fishkill	NY	—	04/28/04	LAND	—	—
2	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—
3	Central Avenue Marketplace	Toledo	OH	—	08/14/90	LAND	—	—
4	Cavitt Office Building	Bryan	TX	2001	03/01/02	13,200	100%	$33,132
5	Victoria Crossing	Victoria	TX	—	03/01/02	LAND	—	—
6	Taylorsville	Salt Lake City	UT	—	06/01/99	LAND	—	—
7	Valley Fair Apartments	West Valley City	UT	1975	03/01/97	APTS	—	—
					TOTAL	13,200	100%	$33,132

			TOTAL STABILIZED PORTFOLIO			46,287,511	93%	$349,595,003

Redevelopment Properties

	Community and Neighborhood Shopping Centers

1	The Mall at 163rd Street (5)	Miami	FL	2004	12/31/98	299,798	62%	$1,428,830	Marshalls	Home Depot, Wal-Mart
2	Southgate	New Port Richey	FL	2004	08/27/97	262,911	97%	937,181	Big Lots, Sticks N Stuff
3	Colonial Marketplace	Orlando	FL	2004	04/01/98	132,049	75%	579,459	Office Max	Target
4	Northeast Plaza	Atlanta	GA	2004	12/12/02	442,714	95%	3,181,175	Furniture Plus, Good Hands Thrift Store, Publix
5	Tinley Park Plaza	Tinley Park	IL	2004	09/20/95	250,017	94%	1,915,432	T.J. Maxx, Walt’s Food Center
6	Columbus Center	Columbus	IN	2004	12/01/88	146,212	55%	394,408	Office Max	Target
7	Jasper Manor	Jasper	IN	1990	02/18/92	194,120	85%	750,802	Holiday Foods, JC Penney, Kmart
8	J*Town Center	Jeffersontown	KY	2004	10/21/88	192,985	42%	689,104	-
9	Hampton Village Centre	Rochester Hills	MI	2004	12/12/95	460,353	99%	4,785,690	Kohl’s, Star Theatre, T.J. Maxx	Target
10	Washtenaw Fountain Plaza	Ypsilanti	MI	2004	10/05/92	135,790	91%	624,963	Dollar Tree, Dunhams, Save-A-Lot
11	Paseo del Norte	Albuquerque	NM	2004	03/01/02	58,500	73%	85,743	-
12	Dover Park Plaza	Yardville	NJ	2002	01/28/00	58,025	98%	515,389	CVS
13	Galleria Commons	Henderson	NV	2004	06/09/98	276,460	90%	2,347,412	Babies R Us, Burlington Coat, Stein Mart, T.J. Maxx

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
14	Hornell Plaza	Hornell	NY	1995	07/31/98	253,703	96%	1,694,172	Wal-Mart, Wegmans
15	Shops at Seneca Mall	Liverpool	NY	1989	08/03/93	235,725	95%	1,054,490	Kmart
16	Transit Road Plaza	Lockport	NY	2004	08/03/93	141,619	60%	267,431	Save-A-Lot
17	Sunshine Square	Medford	NY	2004	12/12/02	204,047	70%	1,512,368	Stop & Shop
18	Wallkill Plaza	Middletown	NY	2004	12/12/95	203,234	97%	1,542,311	ShopRite
19	Rockland Plaza	Nanuet	NY	2004	01/01/83	259,711	94%	4,249,183	Marshalls, Rockbottom
20	Mohawk Acres	Rome	NY	1987	01/20/84	155,840	87%	752,027	-
21	Price Chopper Plaza	Rome	NY	1988	08/03/93	78,400	71%	363,380	Price Chopper
22	Hillside Village Center	Smithtown	NY	1976	08/19/04	97,536	65%	1,104,360	Eckerd
23	Brentwood Plaza	Cincinnati	OH	2004	05/04/94	222,708	95%	1,305,237	-
24	Western Village	Cincinnati	OH	2004	05/04/94	138,173	80%	602,286	Furniture & Mattress Dist. Center
25	Heritage Square	Dover	OH	2004	08/31/93	181,732	90%	708,932	Bag N Save
26	Market Place	Piqua	OH	2004	11/20/91	171,739	97%	477,829	-
27	Ivyridge	Philadelphia	PA	2004	08/02/95	112,278	78%	922,246	-
28	Island Plaza	James Island	SC	2004	10/06/97	171,224	100%	753,266	Dollar Tree, Fred’s, Food Lion
29	Festival Centre	North Charleston	SC	2004	12/12/02	323,742	96%	1,687,356	Fred’s, Hamrick’s Apparel, Holiday Inn Worldwide, Home Décor Outlet, Piggly Wiggly
30	Bay Forest	Houston	TX	2004	03/01/02	71,667	100%	656,628	Kroger
31	Orange Grove	Houston	TX	2004	03/01/02	186,446	98%	1,174,247	Floor Décor, Office Max
32	Sharpstown Plaza	Houston	TX	2004	03/01/02	43,809	77%	—	-
33	Irving West	Irving	TX	2004	09/14/93	70,056	95%	449,753	Ko-mart
34	Tomball Parkway Plaza	Tomball	TX	1990	03/01/02	133,629	98%	714,046	Palais Royal	Hobby Lobby, TSC Tractor Supply
35	Cave Spring Corners	Roanoke	VA	2004	06/05/97	171,125	51%	704,887	Kroger
		TOTAL REDEVELOPMENT PROPERTIES				6,538,077	86%	$40,932,023
				TOTAL PORTFOLIO		52,825,588	92%	$390,527,026

(1) Year of most recent redevelopment or year built if no redevelopment has occurred.

(2) Includes building square footage for ground leases.

(3) Includes all leases in effect at September 30, 2004, including those that are fully executed, but not yet open.

(4) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(5) Expected GLA when redevelopment is complete.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Summary of Joint Venture Projects

Property Name	City	State	JV Partner	Equity Investment	Percent Ownership	Economic Structure	Project Bank Debt Outstanding		GLA	Percent Leased (1)	ABR	Anchor Tenants	Anchor Tenant Not Owned

UNCONSOLIDATED VENTURES

Arapahoe Crossings, LP
Arapahoe Crossings	Aurora	CO	Foreign investor	$7,044,212	30%	Increased participation after 10% return	$49,417,256		466,363	100%	$6,302,634	Borders, Colorado Theaters, King Soopers, Kohl’s, Linens ‘N Things, Marshalls, Old Navy, Ross

CA New Plan Venture Fund (2)
Stabilized Properties
Villa Monaco	Denver	CO	Major U.S. pension fund	—	—	-	—		122,213	95%	$1,152,523	King Soopers
Ventura Downs	Kissimmee	FL	Major U.S. pension fund	—	—	-	—		98,191	100%	1,010,909	Publix
Marketplace at Wycliffe	Lake Worth	FL	Major U.S. pension fund	—	—	-	—		133,520	100%	2,106,109	Walgreens, Winn-Dixie
Shoppes of Victoria Square	Port St. Lucie	FL	Major U.S. pension fund	—	—	-	—		95,243	100%	1,026,515	Winn-Dixie
Sarasota Village	Sarasota	FL	Major U.S. pension fund	—	—	-	—		169,310	95%	1,237,507	Big Lots, Homegoods, Gold’s Gym, Publix
Atlantic Plaza	Satellite Beach	FL	Major U.S. pension fund	—	—	-	—		133,070	94%	911,662	Beall’s, Publix
Mableton Walk	Mableton	GA	Major U.S. pension fund	—	—	-	—		105,742	95%	1,044,009	Piccadilly Cafeteria, Publix
Mint Hill Festival	Charlotte	NC	Major U.S. pension fund	—	—	-	—		59,047	98%	565,681	Eckerd, Harris Teeter
Ladera	Albuquerque	NM	Major U.S. pension fund	—	—	-	—		126,012	95%	1,081,308	Brooks, Dollar Tree, Great Wall Buffet
Harwood Central Village	Bedford	TX	Major U.S. pension fund	—	—	-	—		119,742	90%	982,404	Kroger
Spring Valley Crossing	Dallas	TX	Major U.S. pension fund	—	—	-	—		101,687	82%	644,025	Albertsons
Odessa-Winwood Town Center	Odessa	TX	Major U.S. pension fund	—	—	-	—		343,603	100%	2,131,917	Hastings, H.E.B., Office Depot, Ross, Target
Ridglea Plaza	Fort Worth	TX	Major U.S. pension fund	—	—	-	—		171,787	99%	1,548,257	Stein Mart, Tom Thumb
Windvale	The Woodlands	TX	Major U.S. pension fund	—	—	-	—		96,088	99%	995,662	Randalls

Redevelopment Properties
Stone Mountain Festival	Stone Mountain	GA	Major U.S. pension fund	—	—	-	—		347,217	68%	856,301	Super Wal-Mart
Marrero Shopping Center	Marrero	LA	Major U.S. pension fund	—	—	-	—		69,259	89%	417,696	Winn-Dixie
Clinton Crossing	Clinton	MS	Major U.S. pension fund	—	—	-	—		26,200	100%	275,636	Blockbuster

			Total (3)	$6,791,042	10%	Increased participation after 12% IRR	$127,930,500		2,317,931	96%	$17,988,121

NP/I&G Institutional Retail Company, LLC
Conyers Crossroads	Conyers	GA	JPMorgan Fleming Asset Management	—	—		$27,056,000		333,250	100%	$3,575,707	Carmike Cinemas, Circuit City, Kohl’s, Old Navy
Village Shoppes of Flowery Branch	Flowery Branch	GA	JPMorgan Fleming Asset Management	—	—		10,374,990		92,985	100%	1,165,568	Publix
Village Shoppes of East Cherokee	Woodstock	GA	JPMorgan Fleming Asset Management	—	—		15,784,000		128,667	98%	1,888,873	Publix
DSW Plaza at Lake Grove	Lake Grove	NY	JPMorgan Fleming Asset Management	—	—		27,000,000		251,136	100%	3,955,653	Bally Total Fitness, DSW, Stop & Shop

			Total	$9,111,772	20%	Increased participation after 12% IRR	$80,214,990		806,038	100%	$10,585,801

Preston Ridge
The Centre at Preston Ridge	Frisco	TX	Foreign investor / George Allen / Milton Schaffer	—	25%	Increased participation after 10% return	$69,509,981		734,448	92%	$11,690,773	Best Buy, DSW Shoe Warehouse, Linens N Things, Marshalls, Old Navy, Ross, Stein Mart, T.J. Maxx	Target
Undeveloped land parcels (4)	Frisco	TX	George Allen / Milton Schaffer	—	50%	10% preferred return	—		—	—	—	-

			Total	$5,562,898			$69,509,981		734,448	92%	$11,690,773

	Investments in / Advances to Unconsolidated Ventures			$28,509,924		Total New Plan Pro Rata Share (3)	$61,038,720		716,522	97%	$8,729,456

CONSOLIDATED VENTURES (5)

Benbrooke Ventures
Rodney Village	Dover	DE	Benbrooke Partners	—	50%	8.5% preferred return	—		211,568	93%	$1,057,189	Farm Fresh, Ollie’s Bargain Outlet

Preston Ridge
BPR West (6)	Frisco	TX	George Allen / Milton Schaffer	—	50%	10% preferred return		(7)	—	—	—	-

	Investments in / Advances to Consolidated Ventures			—		Total New Plan Pro Rata Share		(7)	105,784	93%	$528,595

(1) Includes all leases in effect at September 30, 2004, including those that are fully executed, but not yet open.

(2) AEW serves as the advisor for the joint venture partner.

(3) Percent leased excludes CA New Plan Venture Fund Redevelopment Properties.

(4) Comprised of approximately 38.6 acres of undeveloped land.

(5)  In accordance with the provisions of FIN 46, these properties have been included as a consolidated entity in the Company’s balance sheet as of September 30, 2004.  Therefore, the Company’s equity investment balance has been eliminated.

(6) Comprised of 12.77 acres of undeveloped land adjacent to an IKEA currently under construction.

(7) As of September 30, 2004, the joint venture had a loan outstanding of approximately $3.3 million, payable to the Company.  This loan was eliminated in consolidation.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Joint Venture Projects - Acquisition Activity

Property Name	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Anchor Tenants	Year Built (4)

1Q 2004
Conyers Crossroads / NP/I&G Institutional Retail Company, LLC	S	Conyers, GA	03/22/04	$41,125,000	8.0%	$3,286,000	333,250	98%	Carmike Cinemas, Circuit City, Kohl’s, Old Navy	2000

2Q 2004 (5)
Marrero Shopping Center / CA New Plan Venture Fund (6)	S	Marrero, LA	04/12/04	$3,675,000	9.3%	$342,500	69,259	68%	Winn-Dixie	2004
BPR West / Preston Ridge	L	Frisco, TX	04/22/04	3,196,358	—	—	12.77 acres	—	-	-
Village Shoppes of East Cherokee / NP/I&G Institutional Retail Company, LLC	S	Woodstock, GA	05/20/04	23,925,000	7.4%	1,766,000	128,667	100%	Publix	2003
Total				$30,796,358	—	$2,108,500	197,926
3Q 2004
Stone Mountain Festival / CA New Plan Venture Fund (6)	S	Stone Mountain, GA	07/02/04	$19,500,000	8.5%	$1,657,500	347,217	68%	Super Wal-Mart	2004
Village Shoppes of Flowery Branch / NP/I&G Institutional Retail Company, LLC	S	Flowery Branch, GA	07/22/04	13,825,000	7.7%	1,064,525	92,985	100%	Publix	2002
Total				$33,325,000	8.2%	$2,722,025	440,202
		2004 Total Acquisitions		$105,246,358	—	$8,116,525	971,378

(1) L- Land, S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) On June 1, 2004, the Company transferred 90 percent of its ownership interest in Villa Monaco to CA New Plan Venture Fund.

(6) Property currently under redevelopment.  Cap-rate and NOI calculated on stabilized basis.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2004

Joint Venture Projects - Disposition Activity

Property Name	Property Type (1)	Location	Transaction Description	Sale Date	Proceeds Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA	Percent Leased (3)	Year Built (4)

1Q 2004
Fruitland Plaza / Benbrooke Ventures	S	Fruitland, MD	Sale of property	01/08/04	$4,100,000	$4,950,000	$(850,000)	10.6%	$433,000	104,095	71%	2001

2Q 2004
Raymond Road / CA New Plan Venture Fund	S	Jackson, MS	Sale of property	05/19/04	$3,425,000	$3,389,866	$35,134	9.8%	$335,559	62,345	98%	1982

			2004 Total Dispositions		$7,525,000	$8,339,866	$(814,866)	10.2%	$768,559	166,440

(1) S - Shopping Center

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.